                                 SCHEDULE 14A
                                (Rule 14a-101)

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              THE PMI GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                         INVITATION TO ANNUAL MEETING
                                OF STOCKHOLDERS


                           [LOGO OF PMI GROUP, INC.]

THE PMI GROUP, INC.

April 23, 2001

Dear Stockholder,

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of The PMI Group, Inc. to be held on Thursday, May 17, 2001, at 9:00 a.m., Pacific Time. The Meeting will be held on the 17th floor at our headquarters located at 601 Montgomery Street, San Francisco, California.

   We look forward to greeting as many of our stockholders as are able to be with us. As explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the purposes of the Meeting are the election of Directors, ratification of the appointment of Ernst & Young LLP as independent auditors for 2001, and approval of the amendment and restatement of the Company's Equity Incentive Plan. Your Board of Directors unanimously recommends that you vote FOR the nominees for Director identified in the Proxy Statement, FOR ratification of the appointment of Ernst & Young LLP, and FOR approval of the amendment and restatement of the Equity Incentive Plan. At the Meeting, we will report on our business, and there will be an opportunity for you to ask questions.

   I am pleased to announce that The PMI Group, Inc. will add, subject to their election at the Meeting, two additional Directors to its Board: Mariann Byerwalter and Louis G. Lower II. Ms. Byerwalter's and Mr. Lower's qualifications are described in the Proxy Statement. On behalf of The PMI Group, Inc., we are pleased and proud to welcome them to the Board.

   WHETHER OR NOT YOU EXPECT TO ATTEND, TO ENSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY. STOCKHOLDERS OF RECORD MAY ALSO GIVE THEIR PROXY BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                                     /s/ Roger Haughton
                                     W. Roger Haughton
                                     Chairman of the Board of Directors and
                                     Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders ("Meeting") of The PMI Group, Inc. ("TPG"), a Delaware corporation, will be held on Thursday, May 17, 2001, at 9:00 a.m., Pacific Time, at 601 Montgomery Street, 17th Floor, San Francisco, California, for the following purposes:

  1. To elect twelve Directors, each to serve for a term as described in the accompanying Proxy Statement;

  2. To ratify the appointment of Ernst & Young LLP as independent auditors for 2001;

  3. To approve the amendment and restatement of TPG's Equity Incentive Plan;
     and

  4. To transact such other business as may properly come before the Meeting.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

                                      By Order of the Board of Directors

                                      /s/ Victor J. Bacigalupi

                                      Victor J. Bacigalupi
                                      Executive Vice President
                                      General Counsel and Secretary
                                      April 23, 2001

               YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE,
                    SIGN, DATE AND RETURN YOUR PROXY CARD.

                               TABLE OF CONTENTS

Proxy Statement...........................................................   1

Item 1: Election of Directors.............................................   2

Security Ownership of Certain Beneficial Owners and Management............   8

Executive Compensation....................................................  10

Compensation Committee Report on Executive Compensation...................  15

Performance Graph.........................................................  18

Audit Committee Report....................................................  19

Compensation Committee Interlocks and Insider Participation...............  20

Section 16(a) Beneficial Ownership Reporting Compliance...................  20

Certain Relationships and Related Transactions............................  20

Item 2: Ratification of Appointment of Independent Auditors...............  20

Item 3: Approval of the Amendment and Restatement of the Company's Equity
 Incentive Plan...........................................................  21

Other Matters.............................................................  27

Appendix A: Audit Committee Charter.......................................  28

Appendix B: Amended and Restated Equity Incentive Plan....................  30

                                PROXY STATEMENT

   This Proxy Statement and the accompanying proxy are being mailed on or about April 23, 2001, in connection with the solicitation of proxies on behalf of the Board of Directors of The PMI Group, Inc. ("TPG"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time, May 17, 2001, at 601 Montgomery Street, 17th Floor, San Francisco, California and at any adjournment or postponement thereof (the "Meeting").

   TPG's principal executive office is located at 601 Montgomery Street, San Francisco, California 94111. The telephone number at that address is (415) 788-7878.

   RECORD DATE AND SHARES OUTSTANDING. The record date for determining stockholders entitled to notice of, and to vote at, the Meeting is March 30, 2001, (the "Record Date"). As of that date, approximately 44,431,259 shares of common stock were outstanding.

   REVOCABILITY OF PROXIES. Proxies are revocable by written notice to the Secretary of TPG at any time prior to their exercise stating that the proxy is revoked and may also be revoked by signing and delivering a proxy with a later date or by attending the Meeting and voting in person.

   VOTING AND SOLICITATION. For each matter that may come before the Meeting, every stockholder will be entitled to one vote for each share of common stock registered in the stockholder's name on the Record Date. The Chairman of the Board will announce the closing of the polls during the Annual Meeting. Proxies must be received prior to the closing of the polls in order to be counted. Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone using the control number and instructions accompanying the proxy card. Telephonic voting may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian. The enclosed proxy is solicited by the Board of Directors of TPG. If the proxy is properly executed and returned, and choices are specified, the shares represented thereby will be voted at the Meeting in accordance with those instructions. If no choices are specified, a properly executed proxy will be voted as follows:

   FOR -- election to the Board of the twelve individuals nominated by the Board of Directors;

   FOR -- ratification of the appointment of Ernst & Young LLP as independent auditors for 2001; and

   FOR -- approval of the amendment and restatement of TPG's Equity Incentive Plan.

   Any other business that may properly come before the meeting will be voted in the discretion of the proxy holder.

   The twelve nominees who receive the most votes will be elected to the twelve open directorships even if they get less than a majority of the votes. For approval of the appointment of Ernst & Young LLP as auditors (Item 2), more shares must be voted "for" than "against" such proposal. For approval of the amendment and restatement of TPG's Equity Incentive Plan (Item 3), more shares must be voted "for" than "against" such proposal.

   Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by TPG to act as election inspectors for the Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

   While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business and (ii) the total number of votes cast with respect to an Item. Accordingly, abstentions will have the same effect as a vote against Items 2 and 3. Broker non-votes (that is, if the broker holding shares of a stockholder in street name does not vote with respect to an item) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to Item 2 and 3.

   The cost of this solicitation will be borne by TPG. MacKenzie Partners, Inc. has been retained by TPG to assist in the solicitation of proxies at an estimated fee of $4,500 plus reimbursement of reasonable expenses. In addition, TPG may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of TPG's Directors, officers and employees, personally or by telephone or telegram, without additional compensation.

   TPG's Annual Report to Stockholders for the fiscal year ended December 31, 2000, has been mailed with this document. Stockholders should refer to that Annual Report for financial and other information about the activities of TPG. However, the Annual Report to Stockholders is not incorporated by reference into this Proxy Statement and is not to be deemed a part of this Proxy Statement.

ITEM 1: ELECTION OF DIRECTORS

   NOMINEES FOR ELECTION. A board of twelve Directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the twelve nominees named below. All of the nominees, except for Mariann Byerwalter and Louis G. Lower II, are presently Directors of TPG. Each person elected shall serve a one-year term as a Director until the next Annual Meeting or until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.

     MARIANN BYERWALTER

     DR. JAMES C. CASTLE

     DONALD C. CLARK

     W. ROGER HAUGHTON

     WAYNE E. HEDIEN

     LOUIS G. LOWER II

     RAYMOND L. OCAMPO JR.

     JOHN D. ROACH

     DR. KENNETH T. ROSEN

     RICHARD L. THOMAS

     MARY LEE WIDENER

     RONALD H. ZECH

   Stockholder Vote Required. Directors shall be elected by a plurality of the votes cast at the Meeting. Only votes cast for a nominee will be counted. Votes cast include votes under proxies that are signed, but that do not have contrary voting instructions. Broker non-votes, abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will be disregarded in the calculation of a plurality of the votes cast. TPG's bylaws and proxy rules promulgated by the Securities and Exchange Commission provide that stockholders may submit nominations for Directors at an Annual Meeting if they comply with such requirements. Any stockholder submitted nomination for director must have been delivered to or mailed and received by TPG's Secretary at TPG's principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting to be considered timely. Any nomination not timely received will not be considered.

   Each nominee has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected. However, if at the Annual Meeting any of the nominees named above is not available to serve as a Director (an event that the Board of Directors does not anticipate), the proxies will be voted for the election as Directors for such other person or persons as the proxy holders may designate, unless the Board of Directors, in its discretion, reduces the number of Directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES NAMED ABOVE, AND UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXY WILL BE VOTED FOR THE NOMINEES.

Nominees For Director

   Set forth below for each nominee is certain information, including age as of April 1, 2001, principal occupation, business experience for at least the past five years, the first year elected a Director, and the Committees of the Board of Directors on which each Director serves, which is based on data furnished by them.

   Mariann Byerwalter, 40, has been nominated to serve as a Director of TPG. Ms. Byerwalter is currently Special Advisor to the President of Stanford University, a position she has held since March 2001. Ms. Byerwalter served as Chief Financial Officer and Vice President for Business Affairs of Stanford University from February 1996 through February 2001. Prior to joining Stanford University, she was a partner and co-founder of America First Financial Corporation from 1987 through January 1996. Ms. Byerwalter was also the Chief Operating Officer, Chief Financial Officer and Director of America First Eureka Holdings, the holding company for EurekaBank, a publicly traded institution. She was the Chief Financial Officer of EurekaBank from 1993 to 1996 and was a member of its Board of Directors from 1988 until the company was sold in 1998. Ms. Byerwalter is currently on the boards of SchwabFunds, LookSmart, Inc., SRI International, Redwood Trust, Inc., America First Companies, and Stanford Hospital and Clinics. She previously served on the board of trustees of Stanford University.

   Dr. James C. Castle, 64, has been a Director since May 1997. He is currently Chairman and Chief Executive Officer of USCS International, Inc., a leading provider of customer management software and statement presentment services to the global communications industry, positions he has held since joining the company in August 1992. On December 21, 1998, USCS became a wholly owned subsidiary of DST Systems, Inc. Prior to joining USCS International Inc., Dr. Castle served as Chief Executive Officer and Director of Teradata Corporation from August 1991 through April 1992. Dr. Castle is also on the boards of directors of DST Systems, Inc. and ADC Telecommunications, Inc. He is Chair of the Audit Committee.

   Donald C. Clark, 69, has been a Director since May 1996. Mr. Clark joined Household International, Inc., a major consumer financial services company, in 1955 and has held a number of managerial and executive positions with that company. He was elected to the board of directors of Household International, Inc., in 1974, President in 1977, Chief Executive Officer in 1982 and Chairman of the Board in 1984. In 1994, he relinquished the title of Chief Executive Officer and in 1996 he relinquished the title of Chairman and retired. He is on the board of directors of Armstrong Holdings, Inc. and is Chairman of the Board of Trustees of Clarkson University and Life Trustee of Northwestern University. He is Vice Chair of the Audit Committee and a member of the Governance and Nominating Committee.

   W. Roger Haughton, 53, is Chairman of the Board and Chief Executive Officer of TPG and its subsidiary, PMI Mortgage Insurance Co. He brings more than 31 years of experience to his position. Mr. Haughton came to PMI in 1985 from Allstate Insurance Company. He was appointed President and Chief Executive Officer of the subsidiary in January 1993. He became President, Chief Executive Officer and a Director of TPG when the Company went public in April 1995, and was elected Chairman of the Board in May 1998. A graduate of the University of California at Santa Barbara, Mr. Haughton holds a B.A. in economics. He is a member of the Executive Committee and past President of Mortgage Insurance Companies of America (MICA), the industry trade association. Mr. Haughton has a long history of active volunteerism with various affordable housing organizations, including Habitat for Humanity, and is on the board and former Chairman of Social Compact, a Washington D.C. organization dedicated to promoting revitalization of America's inner cities. He is also on the board of San Francisco's Bay Area Council. He is an Ex Officio member of the Governance and Nominating Committee.

   Wayne E. Hedien, 67, has been a Director since January 1995 and was a Director of PMI between February 1983 and May 1990 and between April 1992 and January 1995. Mr. Hedien was the Chairman of the Board of Allstate Insurance Company ("Allstate") from July 1989 through December 1994 and was elected to the same position with The Allstate Corporation in March 1993 in preparation for The Allstate Corporation's initial public offering. He held a variety of senior executive positions with Allstate and its affiliates prior to his retirement from Allstate in December 1994. He is also on the board of directors of the Morgan Stanley Dean Witter Funds. He is a member of the Governance and Nominating Committee and the Compensation Committee.

   Louis G. Lower II, 55, has been nominated to serve as a Director of TPG. Mr. Lower has been President and Chief Executive Officer of Horace Mann Educators Corp. since February 2000. Before joining Horace Mann, Mr. Lower served as Chairman and Chief Executive Officer of Allstate Life Insurance Company and was a director of Allstate Insurance Company and Allstate Federal Savings Bank. Prior to being elected Chairman of Allstate Life Insurance Company in 1999, Mr. Lower served as that company's President and Chief Executive Officer since 1990 and as Senior Vice President, Treasurer and Chief Investment Officer of both Allstate Life Insurance Company and Allstate Insurance Company from 1986 to 1989. Mr. Lower joined Allstate in 1976 and held a number of positions prior to becoming Executive Vice President of Allstate Life Insurance Company in 1989. Mr. Lower is the immediate past Chairman of LOMA and IMSA, and has also served on the board of directors of The American Council of Life Insurance, LIMRA, LUTC, Inc., NAVA and The American College.

   Raymond L. Ocampo Jr., 48, has been a Director since May 1999. He has been a member of the board of directors of the Berkeley Center for Law & Technology since January 2000 and was Executive Director of the Center from August 1997-December 1999. Mr. Ocampo was Senior Vice President, General Counsel & Secretary at Oracle Corporation from September 1990 until his retirement in November 1996. Mr. Ocampo joined Oracle in July 1986 and held various senior and executive positions with Oracle until retirement. Mr. Ocampo is a member of the boards of directors of Syncronex and Teamscape Corporation and previously served on the boards of directors of Vantive Corporation (from January 1997 until its acquisition by PeopleSoft Inc. in December 1999), Spruce Technologies, Inc., Blackboard Entertainment Inc. and HolaMujer Corporation. He has served on the boards of advisors of Advanced Mobile Solutions Inc. and FindLaw.com. Mr. Ocampo is a member of the Audit Committee.

   John D. Roach, 57, has been a Director since May 1997. Mr. Roach is the Chairman, President and Chief Executive Officer of Builders FirstSource, positions he has held since October 1997. Prior to joining Builders FirstSource, Mr. Roach was the Chairman, President and Chief Executive Officer of Fibreboard Corporation, between July 1991 and July 1997. Prior to joining Fibreboard Corporation, Mr. Roach was Executive Vice President of Manville Corporation from 1988 until he left the company in July 1991. Prior to joining Manville, Mr. Roach was a strategy consultant and Vice Chairman of Braxton Associates; Vice President and Managing Director of the Strategic Management Practice for Booz, Allen, Hamilton; and Vice President and Director of the Boston Consulting Group. Mr. Roach has previously served on the boards of directors for Magma Power, Thompson PBE, the American Stock Exchange, NCI Building Systems, and Washington Group International. He is Chair of the Compensation Committee and a member of the Governance and Nominating Committee.

   Dr. Kenneth T. Rosen, 52, has been a Director since January 1995 and was a Director of PMI between October 1993 and January 1995. Dr. Rosen has been a Professor of Business Administration at the Haas School of Business since July 1978, and Chairman of the Fisher Center for Real Estate and Urban Economics since 1979, each at the University of California at Berkeley. He is also President of the Rosen Consulting Group, a real estate and mortgage market consulting firm. Dr. Rosen serves as the Chief Executive Officer of Lend Lease Rosen Real Estate Securities. Dr. Rosen is also on the boards of directors of Golden West Financial Corporation and Avatar Holdings, Inc. He is a member of the Compensation Committee.

   Richard L. Thomas, 70, has been a Director since July 1996. Mr. Thomas is the retired Chairman of First Chicago NBD Corporation and its principal subsidiary, The First National Bank of Chicago. From January 1, 1992 until December 1, 1995, he was Chairman and CEO of First Chicago Corporation, after which he served as Chairman of First Chicago NBD Corporation until May 1996. Mr. Thomas is also on the boards of directors of IMC Global, Inc., Sabre Holdings Corporation, Sara Lee Corporation and Exelon Corporation. He is Chair of the Governance and Nominating Committee and a member of the Audit Committee.

   Mary Lee Widener, 62, has been a Director since January 1995 and was a Director of PMI between October 1993 and January 1995. Ms. Widener has been Chief Executive Officer of Neighborhood Housing Services of America, Inc. since May 1974. Ms. Widener has been the chairperson of the board of directors of the Federal Home Loan Bank of San Francisco since 1994, serves as vice chairperson of the board of directors of Social Compact and is a member of the board of directors of the S.H. Cowell Foundation. She is a member of the Audit Committee.

   Ronald H. Zech, 57, has been a Director since May 1998. He is currently Chairman, Chief Executive Officer and President of GATX Corporation, a leading provider of specialized finance and leasing solutions to businesses and partners worldwide. GATX focuses on primarily rail, aircraft, technology and marine assets.) Mr. Zech was elected Chairman of GATX Corporation in April 1996, Chief Executive Officer in January 1996, and President in July 1994. Mr. Zech previously served as President and Chief Executive Officer of GATX Capital Corporation from 1984 to 1994. Mr. Zech is also on the board of directors of McGrath RentCorp. He is Vice Chair of the Compensation Committee.

   There are no family relationships among any of the aforementioned persons.

   Further Information Concerning The Board Of Directors. The Board of Directors held five meetings during 2000. In 2000, Donald C. Clark attended less than 75% of the Board meetings and meetings of committees of which he is a member. James C. Castle attended less than 75% of the Board meetings held during 2000. The Board of Directors has established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The members and chair of each committee are determined from time to time by the Board.

   The Audit Committee consists of James C. Castle, Chair, Donald C. Clark, Vice Chair, Raymond L. Ocampo Jr., Richard L. Thomas, and Mary Lee Widener. The committee held four meetings in 2000. Information regarding the functions performed by the Audit Committee is set forth in the "Audit Committee Report" and the "Audit Committee Charter" included in this Proxy.

   The Compensation Committee consists of John D. Roach, Chair, Ronald T. Zech, Vice Chair, Wayne E. Hedien, and Dr. Kenneth T. Rosen. The committee held three meetings in 2000. The committee makes decisions with respect to the administration of the salaries, bonuses and other compensation to be paid to the officers and other employees of PMI and TPG and acts as administrator for The PMI Group, Inc. Equity Incentive Plan and The PMI Group, Inc. Directors' Deferred Compensation Plan. The committee also evaluates the performance of management and considers management succession and related matters.

   The Governance and Nominating Committee consists of Richard L. Thomas, Chair, Wayne E. Hedien, Donald C. Clark, John D. Roach, and W. Roger Haughton, Ex Officio. The committee held four meetings in 2000. The committee develops and monitors TPG's corporate governance practices and procedures and monitors the responsibilities of board members, in consultation with the Chairman of the Board. The committee makes periodic reports to the Board of Directors regarding TPG's governance practices. The committee assists the Board of Directors in its assessment of the Chief Executive Officer, and assists the Chairman in the annual self-assessment process for the Board of Directors. The committee advises the Board with respect to the size and composition of the Board and recommends prospective Directors to assist in creating a balance of knowledge, experience and capability on the Board. The committee reviews recommendations regarding Director compensation.

   Directors' Stock Ownership Guidelines. In order to more closely align the interest of Non-Employee Directors with those of TPG's stockholders, the Board of Directors established stock ownership guidelines for all Non-Employee Directors. The desired level of stock ownership is to be achieved over a period of five years from the date of first election as a director. Non-Employee Directors are expected to own TPG common stock that has a market value equal to a minimum of approximately $110,000, or five times a director's annual retainer fee. Stock owned for purposes of the guidelines include: (a) shares purchased in the open market or upon the exercise of options, including shares held in a retirement plan, (b) stock awarded under The PMI Group, Inc. Stock Plan For Non-Employee Directors, (c) stock awarded under The PMI Group, Inc. Equity Incentive Plan, (d) TPG common stock equivalents held in The PMI Group, Inc. Directors' Deferred Compensation Plan ("Directors' Deferred Compensation Plan"), and (e) the market value of vested stock options which have an exercise price below the current market price for TPG common stock. As of March 30, 2001, Non-Employee Directors Dr. Castle, Clark, Hedien, Ocampo, Roach, Dr. Rosen, Thomas, Widener and Zech have met approximately 711%, 718%, 658%, 279%, 858%, 646%, 3689%, 552%, and 380%, respectively, of the stock ownership guidelines based on the closing price of TPG common stock on March 30, 2001 of $64.98 per share.

   Directors' Compensation and Benefits. Directors who are employees of TPG or its subsidiaries do not receive additional compensation for their services as Directors. Each Non-Employee Director receives fees for his or her service as a Director. Each Non-Employee Director receives an annual retainer of $22,000. The Non-Employee Directors who serve as Committee Chairs for the Audit and Compensation Committee receive an additional annual retainer of $6,000. The Non-Employee Director who serves as Committee Chair for the Governance and Nominating Committee receives an additional annual retainer of $2,000. Directors are reimbursed for reasonable expenses to attend meetings. Non-Employee Directors also receive initial and annual grants of stock options and restricted shares of TPG Common Stock. The following table sets forth the fees and other compensation benefits paid to all Non-Employee Directors.

               Non-Employee Directors' Compensation and Benefits
-------------------------------------------------------------------------------

                          Annual  Initial Grant of Annual Grant of Annual Grant of
                         Retainer    TPG Stock        TPG Stock      TPG Common
                         Fees/1/     Options/2/      Options/3/       Shares/4/
----------------------------------------------------------------------------------
Board Members........... $22,000    6,000 shares    3,750 shares     450 shares
Chair: Audit and
 Compensation
 Committees............. $ 6,000        N/A              N/A             N/A
Chair: Governance and
 Nominating Committee... $ 2,000        N/A              N/A             N/A
-------------------------------------------------------------------------------

/1/ Under the Directors' Deferred Compensation Plan, each Non-Employee
    Director may defer receipt of his or her retainer fees. The minimum permitted deferral is $5,000. All amounts deferred are deemed to be invested in phantom shares of TPG's common stock. On any date, the value of each share of phantom stock will equal the fair market value of a share of common stock, including reinvestment of any dividends. At the time when a Director makes a deferral election, he or she also must elect the time and method for payment of the deferred amounts. Phantom shares of TPG's common stock will be paid in cash.

/2/ Granted in the initial year as a Director, the shares are prorated (based on months of service between June 1 and May 31) and are awarded as soon as administratively practicable after the Director joins the Board. The stock option vests in three equal installments on the first, second and third anniversaries of the grant. The exercise price is equal to 100 percent of the fair market value on the date of grant.

/3/ Stock options are granted as of the first business day in June of each year (assuming that he or she remains an eligible Non-Employee Director). The exercise price of each such option is equal to 100 percent of the fair market value on the date of grant of the shares covered by the option. The options granted become exercisable on the first anniversary of the grant date. All options granted to Non-Employee Directors have a term of not greater than 10 years from the date of grant. If a Director terminates service on the Board prior to an option's normal expiration date, the period of exercisability of the option may be shorter, depending upon the reason for the termination.

/4/ Granted for each full year of service, prorated for service of less than one year. Shares of restricted stock are awarded as of the first business day in June of each year (assuming that he or she remains an eligible Non-Employee Director). Each Non-Employee Director may receive only one award of common stock during any calendar year. The number of shares of restricted stock awarded to any Non-Employee Director will be reduced as necessary so that the fair market value of the shares on the date of award does not exceed $30,000. Any shares of restricted stock will vest six months after the applicable grant date. Each Non-Employee Director also receives an annual cash payment equal to the estimated tax liability on the award of restricted stock, including taxes payable on the amount of the tax cash payment.

                         Security Ownership of Certain
                       Beneficial Owners and Management

   The following table sets forth, as of March 30, 2001, unless otherwise noted, certain stock ownership information regarding all stockholders known by TPG to be the beneficial owners of five percent or more of TPG's common stock, each nominee and current Director of TPG, and each Named Executive Officer listed in the 2000 Summary Compensation Table herein, and all Directors, nominees and Executive Officers as a group. For purposes of this table, a beneficial owner is generally any person or entity that directly, indirectly, or through a family relationship has or shares the power to vote or direct the vote of the shares, has the power to trade or dispose of the shares, or has the right to acquire the ownership of any shares at any time within 60 days of March 30, 2001, through the exercise of any option, warrant, right, or convertible security.

                        Common Stock Beneficially Owned

                                                                     Percentage
                                                           Number of     of
     Beneficial Owner                                       Shares    Class/1/
     ----------------                                      --------- ----------
     AXA Financial, Inc./2/............................... 5,411,090    12.3%
     1290 Avenue of the Americas
     New York, NY 10104

     Capital Group International, Inc./3.............../.. 3,561,510     8.1%
     111000 Santa Monica Boulevard
     Los Angeles, CA 90025

     Directors and Nominees
     ----------------------
     Mariann Byerwalter...................................         0       *
     Dr. James C. Castle/4............................./..    16,550       *
     Donald C. Clark/5................................./..    16,500       *
     W. Roger Haughton/6.............................../..   277,924       *
     Wayne E. Hedien/7................................./..    18,425       *
     Louis G. Lower II....................................         0       *
     Raymond L. Ocampo Jr./8/.............................     4,900       *
     John D. Roach/9/.....................................    18,800       *
     Dr. Kenneth T. Rosen/10.........................../..    16,625       *
     Richard L. Thomas/11............................../..    67,775       *
     Mary Lee Widener/12.............................../..    16,225       *
     Ronald H. Zech/13................................./..     9,600       *

     Other Executive Officers
     ------------------------
     L. Stephen Smith/14.............................../..   139,916       *
     Claude J. Seaman/15.............................../..    53,350       *
     John M. Lorenzen, Jr./16........................../..   107,100       *
     Bradley M. Shuster/17............................./..    48,902       *

     All Directors, Nominees and Executive Officers as a
      group (18 persons including those named
      above)/18......................................../..   894,652     2.0%

--------
 *   Less than 1%
 /1/ As of March 30, 2001, there were outstanding 44,431,259 shares of common stock, the only class of voting stock of TPG.
 /2/ Based on Amendment No. 7 to Schedule 13G filed jointly by AXA Financial,
     Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle, AXA and their subsidiaries (collectively "AXA") with the Securities and Exchange Commission (the "SEC") on February 12, 2001, AXA held sole voting power as to 523,745 of such shares, held shared voting power as to 4,816,620 of such shares, and held sole dispositive power as to 5,411,090 of such shares.
 /3/ Based on Amendment No. 2 to Schedule 13G filed with the SEC on February 12,
     2001, Capital Group International, Inc. ("Capital Group") held sole voting power as to 3,000,660 of such shares and held sole dispositive power as to 3,561,510 of such shares. According to the filing, Capital Group had no shared voting or shared dispositive power over such shares.
 /4/ Includes 6,050 shares and options to purchase 10,500 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 2,068 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to The PMI Group, Inc. Directors' Deferred Compensation Plan. ("Directors' Deferred Compensation Plan").
 /5/ Includes 3,750 shares and options to purchase 12,750 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 2,925 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to the Directors' Deferred Compensation Plan.
 /6/ Includes 21,755 shares, options to purchase 251,331 shares of common stock exercisable within 60 days of March 30, 2001, 4,450 shares of common stock deemed owned under The PMI Group, Inc. Savings and Profit-Sharing Plan (the "401(k) Plan"), and 388 shares of common stock deemed owned under The PMI Group, Inc., Employee Stock Purchase Plan (the "ESPP"). Does not include 9,890 shares of common stock equivalents arising from the officer's election to defer payment of compensation pursuant to The PMI Group, Inc. Officer Deferred Compensation Plan ("Officer Deferred Compensation Plan").
 /7/ Includes 5,675 shares and options to purchase 12,750 shares of common stock exercisable within 60 days of March 30, 2001.
 /8/ Includes 2,900 shares, options to purchase 2,000 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 992 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to the Directors' Deferred Compensation Plan.
 /9/ Includes 8,300 shares and options to purchase 10,500 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 2,298 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to the Directors' Deferred Compensation Plan.
/10/ Includes 3,875 shares and options to purchase 12,750 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 1,595 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to the Directors' Deferred Compensation Plan.
/11/ Includes 55,400 shares and option to purchase 12,375 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 1,856 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to the Directors' Deferred Compensation Plan and does not include 10,000 shares of common stock held by the Thomas Family Limited Partnership, in which Mr. Thomas has a 2.5% ownership interest.
/12/ Includes 4,375 shares and options to purchase 11,850 shares of common stock exercisable within 60 days of March 30, 2001.
/13/ Includes 2,850 shares and options to purchase 6,750 shares of common stock exercisable within 60 days of March 30, 2001. Does not include 1,429 shares of common stock equivalents arising from the election to defer payment of Director's fees pursuant to the Directors' Deferred Compensation Plan.
/14/ Includes 12,692 shares, options to purchase 114,577 shares of common stock exercisable within 60 days of March 30, 2001, 11,179 shares of common stock deemed owned under the 401(k) Plan, 522 shares of common stock deemed owned under the ESPP, and 946 shares of common stock in spouse's individual retirement account. Does not include 6,165 shares of common stock equivalents arising from the election to defer payment of compensation pursuant to the Officer Deferred Compensation Plan.
/15/ Includes 6,132 shares, options to purchase 46,502 shares of common stock exercisable within 60 days of March 30, 2001, and 716 shares of common stock deemed owned under the 401(k) Plan. Does not include 10,404 shares of common stock equivalents arising from the election to defer payment of compensation pursuant to the Officer Deferred Compensation Plan.
/16/ Includes 5,570 shares, options to purchase 100,242 shares of common stock exercisable within 60 days of March 30, 2001, 585 shares of common stock deemed owned under the 401(k) Plan, and 703 shares of common stock deemed owned under the ESPP. Does not include 7,028 shares of common stock equivalents arising from the election to defer payment of compensation pursuant to the Officer Deferred Compensation Plan.
/17/ Includes 2,886 shares, options to purchase 44,060 shares of common stock exercisable within 60 days of March 30, 2001, 596 shares of common stock deemed owned under the 401(k) Plan, and 1,360 shares of common stock deemed owned under the ESPP. Does not include 5,690 shares of common stock equivalents arising from the election to defer payment of compensation pursuant to the Officer Deferred Compensation Plan.
/18/ Includes 148,119 shares, options to purchase 724,880 shares of common stock exercisable within 60 days of March 30, 2001, 18,326 shares of common stock deemed owned under the 401(k) Plan, and 3,328 shares of common stock deemed owned under the ESPP. Does not include 61,670 shares of common stock equivalents arising from the election to defer payment of compensation pursuant to the Officer Deferred Compensation Plan or the Directors' Deferred Compensation Plan.

   Executive Compensation. Except as otherwise indicated, the following Summary Compensation Table sets forth information on compensation for the last three years for the Chief Executive Officer and for each of the four most highly compensated executive officers (collectively the "Named Executive Officers") of TPG.

                          Summary Compensation Table
-------------------------------------------------------------------------------

                          Annual Compensation          Long-Term Compensation
                         ---------------------- ------------------------------------
                                                        Awards
                                                ----------------------
                                                Restricted Securities
Name and Principal                                Stock    Underlying      LTIP         All Other
Position                 Year  Salary  Bonus/1/   Awards   Options (#) Payouts/2/($) Compensation/3/
----------------------------------------------------------------------------------------------------
W. Roger Haughton....... 2000 $575,000 $852,171     $0       80,000      $453,395       $ 10,200
 Chairman of the Board
  and                    1999  550,000  577,766      0       80,250       430,124        102,083
 Chief Executive Officer 1998  500,000  509,500      0       72,596       116,315          7,500

L. Stephen Smith........ 2000  353,600  465,821      0       51,750       195,332         10,200
 President and           1999  339,000  311,600      0       40,951       176,142          9,100
 Chief Operating Officer 1998  285,000  245,672      0       32,883        49,837          7,500

Claude J. Seaman........ 2000  276,400  295,848      0       32,986       165,707         10,200
 President International 1999  265,000  226,182      0       26,400       119,819        109,111
 And Strategic
  Investments            1998  231,666  206,535      0       25,089        33,239          7,500

John M. Lorenzen, Jr.... 2000  261,000  279,364      0       25,500       176,861         42,237
 Executive Vice
  President,             1999  250,008 213, 380      0       25,501       167,761         34,725
 Chief Financial Officer 1998  240,000  202,320      0       26,138        47,085          7,500

Bradley M. Shuster...... 2000  251,997  269,728      0       25,000       110,471         10,200
 Executive Vice
  President              1999  240,000  199,537      0       23,700        72,707         63,670
 Corporate Development   1998  215,000  143,405      0       17,936        32,250          7,500
-------------------------------------------------------------------------------

Note: Executives also receive financial planning assistance, automobile allowance and reimbursed parking, but such amounts did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of each executive.

/1/ Bonus amounts shown for 2000 were earned during 2000 and paid in 2001.

/2/ Represents payouts of performance shares awarded under the Equity
    Incentive Plan paid in 1999, 2000 and 2001 for performance in 1998, 1999 and 2000.

/3/ All Other Compensation for 2000 represents employer-matching contributions to each of the Named Executive Officer's account under The PMI Group, Inc. Savings and Profit-Sharing Plan, a "401(k)" Plan; and a matching contribution under The PMI Group, Inc. Officer Deferred Compensation Plan to the account Mr. Lorenzen of 472 shares of TPG common stock valued at $67.875 per share, the closing price of TPG common stock on December 31, 2000.
-------------------------------------------------------------------------------

   Option Grants. The following table is a summary of all TPG stock options granted to the Named Executive Officers during 2000. Individual grants are listed separately for each Named Executive Officer. TPG has not granted any SARs. All option information has been adjusted to reflect the Company's 3-for-2 stock split on August 16, 1999.

                             Option Grants in 2000
-------------------------------------------------------------------------------

                                                                         Potential Realizable Value
                           Number      % of Total                          at Assumed Annual Rates
                         of Shares      Options                             of Stock Appreciation
                         Underlying  Granted to all Exercise                 for Option Term/3/
                          Options     Employees in    Price   Expiration ---------------------------
Name                     Granted/1/  Fiscal Year/2/ ($/share)    Date        5%($)        10%($)
----------------------------------------------------------------------------------------------------
W. Roger Haughton.......   80,000         13.1%      $37.75   2/17/2010  $   1,899,262 $   4,813,102

L. Stephen Smith........   47,000          7.7        37.75   2/17/2010      1,115,816     2,827,698
                            4,750/4/       0.8        61.63   2/18/2009        149,532       362,850

Claude J. Seaman........   31,200          5.1        37.75   2/17/2010        740,712     1,877,110
                              482/4/       0.1        63.94   2/11/2007         10,892        24,843
                            1,296/4/       0.2        63.94   2/18/2009         40,896        98,558
                                8/4/       0.0        63.94   2/12/2008            215           505

John M. Lorenzen, Jr....   25,500          4.2        37.75   2/17/2010        605,390     1,534,176

Bradley M. Shuster......   25,000          4.1        37.75   2/17/2010        593,519     1,504,094
-------------------------------------------------------------------------------

/1/ The options have a per share exercise price equal to the fair market value of a share of common stock on the grant date and vest in three equal installments on the first, second and third anniversaries of the grant.
    The required exercise price and tax withholding may be paid in cash and/or shares of common stock that would otherwise have been received on exercise.
/2/ Represents percentage of total options to purchase common stock granted under The PMI Group, Inc. Equity Incentive Plan ("Equity Incentive Plan") to employees of TPG and its subsidiaries during 2000.
/3/ Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the
    5% and 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange
    Commission and therefore are not intended to forecast possible future appreciation, if any, of TPG's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.
/4/ Represents reload options received upon the exercise of stock options in accordance with original grant. Reload options have the same provisions as the underlying options except for the exercise price and vesting dates.
-------------------------------------------------------------------------------

   The following table shows the number of shares acquired on the exercise of stock options, value realized on the exercise of options, underlying unexercised options and the value of options outstanding as of December 31, 2000 for each of the Named Executive Officers. TPG has not granted any SARs.

                              Options Outstanding
-------------------------------------------------------------------------------

                                                 Number of Securities
                                                      Underlying           Value of Unexercised
                          Shares                  Unexercised Options      In-the-money Options
                         Acquired               At Fiscal Year-End (#)   at Fiscal Year-End ($)/1/
                            on       Value     ------------------------- -------------------------
Name                     Exercise Realized ($) Exercisable Unexercisable Exercisable Unexercisable
--------------------------------------------------------------------------------------------------
W. Roger Haughton.......       0   $        0    188,716      187,699    $7,265,475   $5,591,432
L. Stephen Smith........   7,259      239,822     81,298      104,013     3,146,044    3,012,303
Claude J. Seaman........  27,550    1,253,915     23,939       68,949       733,496    2,003,189
John M. Lorenzen, Jr....       0            0     79,652       61,465     3,093,349    1,814,788
Bradley M. Shuster......       0            0     25,584       54,292       855,468    1,640,989
-------------------------------------------------------------------------------

/1/ Value is based on the closing price of TPG common stock on the New York
    Stock Exchange on December 31, 2000 of $67.6875 per share, less the exercise price of the option.
-------------------------------------------------------------------------------

   Long-Term Incentive Plan Awards. No performance share awards or any other long-term incentive plan awards, except for stock option grants, were made to the Named Executive Officers during 2000.

   Change of Control Arrangements. The Equity Incentive Plan and the Officer's Deferred Compensation Plan, both provide that upon a Change of Control, all outstanding stock options, restricted stock, performance shares and other common stock equivalents shall become 100% vested and immediately exercisable. Under the Equity Incentive Plan, "Change of Control" generally means the earlier to occur of: (a) the acquisition by any individual, entity or group of 20% or more of the then outstanding shares of common stock of TPG (excluding acquisition directly from TPG, or by any employee benefit plan sponsored or maintained by TPG); (b) for any reason if the current Board members do not constitute at least a majority of the Board (excluding individuals whose election to the Board was approved by the current Board); (c) consummation by TPG of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of TPG or the acquisition of assets of another entity; or (d) approval by the stockholders of TPG of a complete liquidation or dissolution of TPG.

   TPG has also entered into Change of Control Employment Agreements ("Employment Agreements") with certain senior officers of TPG, including Messrs. Haughton, Smith, Seaman, Lorenzen, and Shuster (the "Executives"), each Employment Agreement originally dated as of February 12, 1998. TPG believes it is imperative to be able to maintain a stable and competent management base, and that the continued success of TPG depends, to a significant degree, on the skills and competence of its senior officers. The Employment Agreements are intended to assure that TPG will have the continued dedication of its senior officers by diminishing the inevitable distraction of such officers by virtue of the personal uncertainties and risks arising from the possibility, threat or occurrence of a change of control of TPG. Generally, severance benefits will be triggered under the Employment Agreements if a change of control occurs and the Executive's employment is terminated (a) by the Executive for "Good Reason" or (b) by TPG other than for "Cause," "Death" or "Disability," as defined in the Employment Agreements during the three year period following a "Change of Control". Under the Employment Agreements, "Change of Control," generally means (a) the acquisition by any individual, entity or group of 20% or more of the then outstanding shares of common stock of TPG (excluding acquisition directly from TPG, or by any employee benefit plan sponsored or maintained by TPG); (b) for any reason the current Board members do not constitute at least a majority of the Board; (c) consummation by TPG of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of TPG or the acquisition of assets of another entity unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding

Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination; or (d) approval by the stockholders of TPG of a complete liquidation or dissolution of TPG. Payments and benefits include: a lump-sum cash payment equal to up to three times (depending on the senior officer involved) base salary and the greater of (i) the highest bonus earned during any of the three fiscal years preceding the change of control or (ii) the bonus earned during the last fiscal year prior to termination of employment; plus an amount equal to the difference between the aggregate benefit under the Retirement Plan and the Supplemental Employee Retirement Plan benefit which the Executive would have accrued (whether or not vested) had the Executive's employment continued for up to three years (depending on the senior officer involved) after the date of termination, and the actual vested benefit under such plans as of the date of the Executive's termination of employment, except that Executives aged 50 or over shall be deemed fully eligible for retiree health benefits; continuation of welfare benefit plan coverage for up to three years (depending on the senior officer involved); and outplacement services not to exceed 15% of base salary. Under certain circumstances, a portion of the present value of the benefits payable under the Employment Agreement or upon the acceleration of the vesting of all outstanding stock options, restricted stock and performance shares could be subject to a 20% excise tax under the Internal Revenue Code and be nondeductible by TPG. TPG has agreed, subject to limited exceptions, to reimburse the Executives for any such excise taxes, together with any additional excise or income taxes resulting from such reimbursement.

   Executive Officer Stock Ownership Guidelines. The Compensation Committee of the Board of Directors established stock ownership guidelines for TPG's senior executive officers. The desired level of stock ownership is to be achieved over a period of five years from the date of becoming an executive officer. Executive officers are expected to own TPG common stock which has a market value equal to a minimum range from one to three times such executive's annual base salary. Stock owned for purposes of the guidelines include: (a) shares purchased in the open market, or upon the exercise of options; (b) shares held in a retirement plan, including TPG common stock fund units held under The PMI Group, Inc., Savings and Profit-Sharing Plan ("401(k) Plan"); (c) restricted stock awarded under the Equity Incentive Plan; (d) TPG common stock equivalents held in the Officer Deferred Compensation Plan, and (e) the market value of vested stock options which have an exercise price below the current market price for TPG common stock. As of March 30, 2001, Messrs. Haughton, Smith, Seaman, Lorenzen, and Shuster have met approximately 739%, 686%, 535%, 943%, and 494%, respectively, of the stock ownership guidelines based on the closing price of TPG common stock on March 30, 2001 of $64.98 per share.

   General Compensation and Benefit Plans. The Named Executive Officers participate in certain stock option, retirement and profit-sharing plans sponsored by TPG, some of which are intended to qualify for tax-favored treatment under the Internal Revenue Code, as amended ("Code"). These plans include the Equity Incentive Plan; The PMI Group, Inc. Retirement Plan ("Retirement Plan"), a defined benefit pension plan intended to qualify under
Section 401(a) of the Code; The PMI Group, Inc. Supplemental Employee Retirement Plan ("SERP"), a nonqualified plan designed to provide benefits in excess of those permitted to be provided under the Retirement Plan because of the Code limitations described below; and The PMI Group, Inc. Employee Stock Purchase Plan. The Named Executive Officers are eligible to participate in the Officer Deferred Compensation Plan, which permits each participant to elect to defer receipt of part or all of his or her eligible compensation on a pre-tax basis. Under the Officer Deferred Compensation Plan, TPG makes a matching contribution for each participant equal to 25% of the amount a participant has deferred into the TPG common stock equivalent fund. The matching contribution is made in TPG common stock equivalents and vests after three-years, except in the event of a change of control, in which case the vesting is automatic. In addition, the Named Executive Officers are eligible to participate in the 401(k) Plan, a defined contribution plan intended to qualify under Section 401(a) of the Code. TPG also makes matching and discretionary matching contributions to the 401(k) Plan.

   The pension benefit under the Retirement Plan and SERP is based on the executive's average of his or her five highest consecutive years' compensation in the last 10 years of service. Credited service under the Retirement Plan includes only service after the completion of TPG's initial public offering in April 1995 (up to a maximum of 35 years). Credited service for the SERP includes all service with TPG, Sears, Roebuck and Co. and Allstate Insurance Company. Benefits are computed on a straight-line annuity basis and are not subject to deduction for Social Security or other offset amounts.

   Compensation under the Retirement Plan and SERP is based upon the total annual cash compensation paid to the participant (not to exceed $170,000 for 2000, as limited by the Code) for services rendered to PMI and its affiliates, including pre-tax deferrals, but excluding items such as certain incentive and long-term executive compensation plan awards, the value of stock awards and employer contributions to profit sharing plans. Covered compensation under the Retirement Plan in 2000 (without Code limitations) was $1,152,766, $665,200, $502,581, $474,381, and $451,534 for Messrs. Haughton, Smith, Seaman, Lorenzen, and Shuster, respectively. As of December 31, 2000, Messrs. Haughton, Smith, Seaman, Lorenzen, and Shuster had approximately 31, 24, 25, 16, and 5 years of credited service, respectively, under the SERP. Messrs. Haughton, Smith, Seaman, and Lorenzen each had 5.667 years of credited service under the Retirement Plan. Mr. Shuster had 5.417 years of credited service under the Retirement Plan.

   The following table indicates the annual benefits the Named Executive Officers would receive at their normal retirement date if they continue as TPG employees at the specified levels of compensation and for the years of credited service under the combined formulas of the Retirement Plan and the SERP.

                              Pension Plan Table
-------------------------------------------------------------------------------

REMUNERATION                          YEARS OF SERVICE
------------     -------------------------------------------------------------------------
                    15             20             25             30              35
                 --------       --------       --------       --------       ----------
 $  300,000      $ 95,000       $127,000       $159,000       $191,000       $  223,000
    400,000       128,000        171,000        214,000        257,000          300,000
    500,000       161,000        215,000        269,000        323,000          377,000
    600,000       194,000        259,000        324,000        389,000          454,000
    700,000       227,000        303,000        379,000        455,000          531,000
    800,000       260,000        347,000        434,000        521,000          608,000
    900,000       293,000        391,000        489,000        587,000          685,000
  1,000,000       326,000        435,000        544,000        653,000          762,000
  1,100,000       359,000        479,000        599,000        719,000          839,000
  1,200,000       392,000        523,000        654,000        785,000          916,000
  1,300,000       425,000        567,000        709,000        851,000          993,000
  1,400,000       458,000        611,000        764,000        917,000        1,070,000
  1,500,000       491,000        655,000        819,000        983,000        1,147,000

--------
Note: Assumes age 65 normal retirement. Amounts represent total annual benefit payable under both the Retirement Plan and the SERP. The amount shown is for a single life annuity. If another form of benefit is elected, such as a joint and survivor annuity, the benefit amount will be lower.

   The Compensation Committee Report on Executive Compensation, related disclosure including the Performance Graph, and those portions of the Audit Committee Report that are not deemed filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

   This report is provided by the Compensation Committee (the "Committee") of the Board of Directors to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of TPG's Chief Executive Officer and other senior officers of TPG.

   As members of the Committee, it is our responsibility to review and set compensation levels of the Chief Executive Officer and other senior officers of TPG, to evaluate the performance of management and to consider management succession and related matters.

   The Committee is composed of independent, non-employee members of the Board of Directors who are not eligible to participate in any of the executive compensation programs of TPG. The Committee met three times in 2000. The Committee sets the overall compensation principles of TPG and reviews the entire program at least annually for its effectiveness. Every two years, the Committee conducts a comprehensive review of TPG's compensation philosophy, policies and programs for its executive officers. The purpose of this review is to ascertain whether TPG's total compensation program remains competitive to attract, retain and motivate skilled executives who are capable of developing and implementing a business strategy designed to build stockholder value. The most recent comprehensive review was completed in February 1999.

   The Committee's 2000 compensation actions and policies were based on recommendations on TPG executive compensation practices from Hewitt Associates LLC, an outside consulting firm that specializes in executive compensation, internally generated information, comparative pay practice data, and its own review of the status of the executive compensation program. As a result of its comprehensive review, the Committee implemented changes to increase the percentage of pay that can be earned under the annual incentive compensation program with respect to the Chief Executive Officer and the President, and increased the percentage of pay that can be earned under the long-term incentive compensation program with respect to the President. In addition, based on the results of the study, the Committee implemented base salary increases that averaged 4.48% for the Named Executive Officers (excluding the Chief Executive Officer) referenced in the Summary Compensation Table.

   Compensation Philosophy. TPG's compensation philosophy is to tie total compensation for executives closely to the creation of stockholder value. TPG seeks to pay its executives at competitive levels based on the scope of responsibility applicable to each position. This philosophy is supported through competitive base salaries, annual and long-term incentives. TPG's competitors for executive talent are not necessarily the same companies that would be included in an industry index established to compare stockholder returns because TPG requires skills and perspectives from a broader range of backgrounds. Thus, the comparable companies for purposes of executive compensation are not necessarily limited to those contained in the industry group index used in the performance comparison graph included in this Proxy Statement.

   Base salary levels are defined as the median (50th percentile) level among companies for which TPG competes for executive talent. In connection with the Committee's 2000 compensation actions and policies, the Committee made recommendations to the Board with respect to the base salaries of the CEO, the President, Executive Vice Presidents, and any Section 16 officer or other officer who is to receive a base salary of $240,000 or more, and such salaries were set by the Board.

   During 2000, the Board delegated to the Compensation Committee the authority to set base salary levels, annual incentives and long term incentive awards for the Company's officers earning $240,000 or more per year and to take any and all other actions regarding such matters.

   Annual incentive awards are designed to focus management employees on key financial measures that promote stockholder value through prudent growth and profitability and is designed to provide market median levels of compensation for performance. For example, the 2000 annual incentive award paid cash amounts tied to specific financial measures supporting continued growth, profitability and increased stockholder value. The Committee approves the targets and TPG performance measures shortly after the beginning of each fiscal year. The Committee certifies annually that awards payable as annual incentives correspond to performance goals and the target level established at the beginning of the year. TPG's independent auditors perform certain agreed-upon incentive compensation recomputation procedures and issue a report to the Committee of their results.

   Long-term incentives, generally stock options, reward top management for increasing stockholder value and are designed to develop stock ownership among key executives. Long-term incentives seek to better align the executive's interest with those of the stockholders and are targeted to position TPG's executives competitively between the 50th and 75th percentile of TPG's peer group. TPG's focus on stockholder value creation is further supported by TPG's policy for stock ownership levels for senior executives. Stock options are awarded on an annual basis to executives and non-executive officers and key employees of the Company and its affiliates. Stock options and other long-term incentive awards are made under TPG's Equity Incentive Plan.

   The Committee also considers whether compensation paid to TPG's senior executives will be fully tax deductible to TPG. Section 162(m) of the Internal Revenue Code, as amended (the "Code"), contains special rules regarding the federal income tax deductibility of compensation paid to the CEO and to each of the other four most highly compensated Named Executive Officers. The general rule is that annual compensation paid to any of these executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as "performance-based" compensation under Section 162(m). The Committee has adopted a policy with respect to Section 162(m) which is designed to ensure that the compensation program continues to meet all the current tests required for compensation to be deductible for federal income tax purposes. The Committee has the discretion to make nondeductible awards, to the extent consistent with TPG's best interest, to reward employees for excellent service or recruit new executives while taking into consideration the financial effects such action may have on TPG.

   Base Salaries. In 2000, the Committee recommended increased salaries of Mr. Haughton and other executive officers to reflect its philosophy of pay for performance. In 2000, Mr. Haughton's salary was increased from $550,000 to $575,000, or 4.5%. This increase was intended to make Mr. Haughton's salary competitive with those companies with whom TPG compares itself and recognized the record operating results in 1999.

   Annual Incentives. The 2000 annual incentive award was based upon satisfactory performance of three TPG performance measures, which included net operating earnings per share, market share, and the projected percentage of pre-tax profits in 2001 from non-U.S. mortgage insurance activities. Each factor was weighed equally. No payouts are made as an annual incentive award unless TPG earns a threshold return on average equity that is at least four percentage points above the 10-year U.S. Treasury bond yield for the year. The 2000 annual incentive awards for the executive officers were based solely on achieving the three TPG performance measures.

   Mr. Haughton's annual incentive award for 2000 was based on the three TPG performance measures. For 2000, Mr. Haughton received an annual incentive award of $852,171, representing approximately 148.2% of his base salary.

   Long-Term Incentives. During 2000, executive officers received an annual award of stock options that vest in three equal installments on the first, second and third anniversaries of the grant. All stock options granted during 2000 have a per share exercise price equal to 100 percent of the fair market value of a share of common stock on the grant date, with a maximum term of up to 10 years. Performance shares, which are granted only to

Senior Vice Presidents and above, are earned based on TPG's performance against certain financial measures over a three-year period. Performance shares are payable in shares of stock or cash, as determined by the Committee. No performance share grants were made in 2000. In 2000, Mr. Haughton received a performance share payout of 11,394 shares of common stock, representing approximately 200% of his Target Award established in 1997. The other executives received the same percentage payout of performance shares. The performance share payout was determined by performance goals established for the three-year cycle ending December 31, 1999 based on the average annual increase in net operating income per share for the performance cycle and achievement of a threshold return on average equity at least four percentage points above the 10-year U.S. Treasury bond yield over the same period.

   In accordance with the Equity Incentive Plan and in connection with the compensation levels approved by the Committee for key executives, in 2000, Mr. Haughton was granted a stock option covering 80,000 shares in consideration of his role and importance to TPG and to strongly align him with stockholder objectives. The stock option granted to Mr. Haughton gives him the right to buy 80,000 shares of TPG common stock, and vests in three equal installments on the first, second and third anniversaries of the date of grant. The stock option has an exercise price of $37.75 per share (100% of the fair market value on the date of grant), with a maximum term of 10 years.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   JOHN D. ROACH, CHAIR
   RONALD T. ZECH, VICE CHAIR
   WAYNE E. HEDIEN
   DR. KENNETH T. ROSEN

Performance Graph

   The graph shown below compares the cumulative total stockholder return for TPG's common stock for the last five fiscal years with that of the Standard & Poor's 500 Index, the Russell 1000 Financial Services Index, and the Mortgage Insurance Company Index. The graph plots the changes in value of an initial $100 investment over the indicated time periods, assuming all dividends are reinvested quarterly. The total stockholders' returns are not necessarily indicative of future returns.

               Comparison of The PMI Group, Inc. and Benchmarks
                              TOTAL RETURN INDEX

                             [GRAPHS APPEARS HERE]

                    Total Return* and Total Rate of Return

                            12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
                            -------- -------- -------- -------- -------- --------
   S&P 500.................   100     122.90   163.85   210.58   254.84   231.63
    Total Rate of Return
     131.63%

   The PMI Group, Inc. ....   100     122.89   161.02   110.32   164.20   228.35
    Total Rate of Return
     128.35%

   Russell 1000 Financial
    Services...............   100     129.45   191.26   208.40   215.19   271.49
    Total Rate of Return
     171.49%

   MI Index................   100     140.88   228.79   145.60   210.96   261.21
    Total Rate of Return
     161.21%

Note: These numbers represent an index of total return performance of TPG's common stock vs. the S&P 500, Russell 1000 Financial Services and the Mortgage Insurance Company (which includes Radian Group, Inc., MGIC Investment Corporation and Triad Guaranty, Inc.) indices using the starting date of 12/31/95 with a value of 100.

*Total Return = Capital Appreciation + Dividend Income for the period 12/31/95-12/31/00

-------------------------------------------------------------------------------

                            AUDIT COMMITTEE REPORT

   The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by, and meet the experience requirements of, applicable listing standards of The New York Stock Exchange. The Committee operates pursuant to a Charter that was last amended and restated by the Board on February 6, 2001, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to any other services provided by the auditors, has considered whether the provision of any other services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the Company's financial statements are complete and accurate, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS

   JAMES C. CASTLE, CHAIR
   DONALD C. CLARK, VICE CHAIR
   RAYMOND L. OCAMPO JR.
   RICHARD L. THOMAS
   MARY LEE WIDENER

   February 6, 2001

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee is comprised solely of outside Directors. The Compensation Committee of the Board of Directors consists of Messrs. Roach, Chair, Zech, Vice Chair, Hedien, and Dr. Rosen. No executive officer of TPG served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires TPG's Directors and executive officers, and persons who own more than 10 percent of TPG's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish TPG with copies of all Section 16(a) forms they file.

   Based solely upon a review of the copies of these Form 3, 4 and 5 reports received by TPG, and certain written representations received from TPG's directors and executive officers, TPG believes that, during 2000, all Section 16(a) filing requirements were satisfied on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   None.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has appointed Ernst & Young LLP as independent public auditors to audit the financial statements of TPG for 2001. During 2000, Ernst & Young LLP audited the financial statements of TPG and performed certain internal audit and tax related services. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions. This proposal is presented to the stockholders in order to permit them to participate in the selection of TPG's auditors. For approval, a majority of shares present and entitled to vote must be voted "for" this Item. Abstentions will be counted as shares present at the meeting and will have the effect of a vote against this Item. Broker non-votes will not be counted as shares voted and will have no effect on the outcome of the vote. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors of TPG will consider the appointment of other auditors. Ernst & Young LLP will also perform internal audit and tax related services in 2001.

   Audit Fees. The aggregate fees billed, or expected to be billed, by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year are $261,000.

   Financial Information Systems Design and Implementation Fees. No fees were billed by Ernst & Young LLP for professional services rendered for information technology services relating to financial information systems design and implementation during the fiscal year ended December 31, 2000.

   All Other Fees. The aggregate fees billed, or expected to be billed, by Ernst & Young LLP for services rendered to the Company, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the fiscal year ended December 31, 2000 are $483,000. Of this amount, $422,000 represented fees for audit related services.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.

ITEM 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S EQUITY INCENTIVE PLAN

   We are asking our stockholders to approve the amended and restated Equity Incentive Plan so that we can continue to use the Plan to achieve the Company's goals and also continue to receive a federal income tax deduction for certain compensation paid under the Plan. Our Board of Directors has approved the amended and restated Equity Incentive Plan, subject to approval from our stockholders at the Annual Meeting. Approval of the amended and restated Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock ("Shares") which are present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted as Shares present at the meeting and will have the effect of a vote against this Item. Broker non-votes will not be counted as Shares voted and will have no effect on the outcome of the vote. If the stockholders approve the amended and restated Equity Incentive Plan, it will replace the current version of the Plan. Our named executive officers and directors have an interest in this proposal.

   The primary changes that we are proposing to make to the Equity Incentive Plan are to (1) increase the number of Shares available for issuance under the Plan by 3,500,00, and (2) provide for the merger of the Company's Stock Plan for Non-Employee Directors (the "Director Plan") into the Equity Incentive Plan.

   A total of 4,500,00 Shares previously have been reserved for issuance under the Equity Incentive Plan and the Director Plan. As of March 30, 2001, 2,673,586 Shares were subject to outstanding awards granted under the Equity Incentive Plan and the Director Plan, and 1,201,151 Shares remained available for any new awards to be granted in the future.

   Our non-employee directors previously were eligible to participate in the Director Plan pursuant to which they received automatic, non-discretionary grants of nonqualified stock options, restricted stock awards, and certain cash payments. Instead, we are proposing that such grants be made under the amended and restated Equity Incentive Plan, on substantially the same terms and conditions as was in effect under the Director Plan. If the stockholders approve the amended and restated Equity Incentive Plan, the Director Plan will be merged into the Equity Incentive Plan effective as of June 1, 2000 and the Shares that were available for future grant under the Director Plan immediately prior to that date, the Shares subject to outstanding awards under the Director Plan, and/or any Shares that are returned to the Director Plan will be transferred to the Equity Incentive Plan.

   We believe strongly that the approval of the amended and restated Equity Incentive Plan is essential to our continued success. Our employees are our most valuable assets. Stock options and other awards such as those provided under the Equity Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company's goals.

         DESCRIPTION OF THE AMENDED AND RESTATED EQUITY INCENTIVE PLAN

   The following paragraphs provide a summary of the principal features of the amended and restated Equity Incentive Plan and its operation. The amended and restated Equity Incentive Plan (the "Plan") is set forth in its entirety as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix B.

   Background and Purpose of the Plan. The Plan permits the grant of the following types of incentive awards: (1) stock options, (2) restricted stock,
(3) performance units, and (4) performance shares (individually, an "Award"). The Plan is intended to increase incentives and to encourage share ownership on the part of eligible employees, non-employee directors and consultants who provide significant services to us. The Plan also is intended to further our growth and profitability.

   Administration of the Plan. The Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan).

   Subject to the terms of the Plan, the Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Committee itself can make Awards to participants who are executive officers of the Company.

   If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the Committee has the discretion to adjust the number of Shares available for issuance under the Plan, the outstanding Awards, the per-person limits on Awards, and the formula for granting Awards to non-employee directors, as appropriate to reflect the stock dividend or other change.

   Eligibility to Receive Awards. The Committee selects the employees and consultants who will be granted Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants. Our non-employee directors are not eligible to receive discretionary Awards under the Plan. Instead, our non-employee directors are automatically granted Awards of a predetermined number of nonqualified stock options and restricted stock, and certain cash payments, for each year that they serve on our Board.

   Stock Options. A stock option is the right to acquire shares of the Company's common stock ("Shares") at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The number of Shares covered by each option will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted options covering more than 300,000 Shares.

   The exercise price of the Shares subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option. An exception would be made for any options that the Company grants in substitution for options held by employees of companies that the Company acquires (in which case the exercise price preserves the economic value of the employee's cancelled option from his or her former employer).

   Options granted under the Plan cannot be repriced. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

   An option granted under the Plan cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. However, if a participant terminates his or her service due to retirement, death, or disability, or if a change of control occurs prior to the participant's termination of service, his or her options would immediately vest. Options granted under the Plan expire at the times established by the Committee, but not later than 10 years after the grant date (except in certain cases of death, in which case a participant's option would remain exercisable for three years after the date of death).

   The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The Committee also may permit payment through the tender of Shares that are already owned by the participant, or by any other means which the Committee determines to be consistent with the purpose of the Plan. Any taxes required to be withheld must be paid by the participant at the time of exercise.

   Restricted Stock. Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Committee. The number of Shares of restricted stock granted to any employee or consultant will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted more than 15,000 Shares of restricted stock. Also, the total number of Shares subject to Awards of restricted stock under the Plan may not exceed 135,000.

   In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if performance goals established by the Committee are satisfied by the participant. However, if a participant terminates his or her service due to retirement, death, or disability, or if a change of control occurs prior to the participant's termination of service, his or her Shares of restricted stock would immediately vest.

   Performance Units and Performance Shares. Performance units and performance shares are Awards that will result in a payment to a participant only if performance goals established by the Committee are achieved or the Awards otherwise vest. The applicable performance goals will be determined by the Committee, and may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities (see "Performance Goals" below for more information).

   In addition, if a participant terminates his or her service due to retirement, death or disability, or if a change of control occurs prior to the participant's termination of service, 100% of any outstanding performance units or shares would be deemed to be earned and would be immediately payable to the participant, or, in cases where a participant has received a target Award of performance units or shares, 100% of the target amount would immediately vest.

   During any fiscal year of the Company, no participant may receive more than 15,000 performance units or performance shares. Also, the total number of Shares subject to Awards of performance units and performance shares under the Plan may not exceed 135,000.

   Non-Employee Director Stock Options. Under the Plan, our non-employee directors will receive annual, automatic, non-discretionary grants of nonqualified stock options.

   Each new non-employee director will receive an option to purchase 6,000 Shares as of the date he or she first becomes a non-employee director. Each non-employee director also will receive an option to purchase 3,750 Shares as of the first business day of each June thereafter, provided that he or she remains an eligible non-employee director.

   The exercise price of each option granted to a non-employee director is equal to 100% of the fair market value (on the date of grant) of the Shares covered by the option. The option granted to a non-employee director when he or she first becomes a non-employee director vests in three equal annual installments, commencing on the first anniversary of the grant date (assuming that he or she remains a non-employee director on each scheduled vesting date). All options granted thereafter to the non-employee director become 100% vested on the first anniversary of the applicable grant date. However, if a non-employee director terminates his or her service on the Board due to retirement, death, disability, resignation or non-reelection to the Board, his or her options would immediately vest.

   Options granted to non-employee directors generally expire no later than 10 years after the date of grant. If a non-employee director terminates his or her service on the Board prior to an option's normal expiration date, the period of exercisability of the option varies, depending upon the reason for the termination. However, the option may not be exercised later than the original expiration date (except in cases of death, in which case the non-employee director's option would remain exercisable for two years after the date of death).

   Non-Employee Director Restricted Stock Awards. Under the Plan, our non-employee directors also will receive annual, automatic, non-discretionary grants of Shares of restricted stock.

   Each new non-employee director will receive up to 450 Shares of restricted stock as of the date he or she first becomes a non-employee director. The number of Shares of restricted stock the non-employee director receives will be prorated (based on the number of full months of service on the Board until the first business day in June thereafter). Each non-employee director also will receive 450 Shares of restricted stock as of the first business day of each June thereafter, provided that he or she remains an eligible non-employee director. However, the number of Shares of restricted stock granted to any non-employee director on any grant date will be reduced as necessary so that the fair market value of the Shares on the grant date does not exceed $30,000.

   Any Shares of restricted stock granted to a non-employee director will vest six months after the applicable grant date.

   After each grant date, the Plan also provides for a cash payment to be made to each non-employee director in an amount equal to the director's estimated tax liability due to the Shares of restricted stock granted to him or her on such grant date.

   Performance Goals. The Committee (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Committee's discretion, one or more of the following performance goals may apply: adjusted equity, adjusted net income, average adjusted equity, controllable spending as compared to budget, cost of equity, earnings per share, efficiency ratio, market share, net income, net operating income per share, new insurance written, operating cash flow, pre-tax net income, pre-tax return on average equity, price to earnings ratio, price to earnings ratio relative to other public mortgage insurance companies, return on average assets, return on average equity, return on sales, revenue, risk in force, total shareholder return, and value added.

   Awards to be Granted to Certain Individuals and Groups. The number of Awards (if any) that an employee or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. Our non-employee directors are not eligible to receive discretionary Awards under the Plan. Instead, our non-employee directors automatically are granted Awards of a pre-determined number of nonqualified stock options and Shares of restricted stock, and certain cash payments, for each year that they serve on our Board. To date, only stock options, restricted stock and performance shares have been granted under the Plan. The following table sets forth (a) the total number of Shares subject to options granted under the Plan during the last fiscal year, (b) the average per Share exercise price of such options, (c) the total number of Shares of restricted stock granted under the Plan during the last fiscal year, (d) the dollar value of such Shares of restricted stock based on $64.98 per Share, the last reported trade price for Shares on March 30, 2001, (e) the total number of Shares awarded as performance shares granted under the Plan during the last fiscal year, and
(f) the dollar value of such performance shares based on $64.98 per Share, the last reported trade price for Shares on March 30, 2001.

                                              Number of
                                     Average  Shares of  Dollar Value of  Number of
                          Number of Per Share Restricted    Shares of    Performance Dollar Value of
Name of Individual or      Options  Exercise    Stock      Restricted      Shares      Performance
Group                      Granted    Price    Granted    Stock Granted    Granted   Shares Granted
---------------------     --------- --------- ---------- --------------- ----------- ---------------
W. Roger Haughton ......    80,000   $37.75       --             --        11,394      $  740,382
 Chairman of the Board
 and
 Chief Executive Officer

L. Stephen Smith........    51,750    39.93       --             --         4,666         303,197
 President and Chief
 Operating Officer

Claude J. Seaman........    32,986    39.17       --             --         3,174         206,247
 President International
 and Strategic
 Investments

John M. Lorenzen, Jr. ..    25,500    37.75       --             --         4,444         288,771
 Executive Vice
 President, Chief
 Financial Officer

Bradley M. Shuster......    25,000    37.75       --             --         1,926         125,151
 Executive Vice
 President Corporate
 Development

All executive officers,
 as a group.............   266,367    38.35       --             --        27,986       1,818,530

All directors who are
 not executive officers,
 as a group /1/.........    33,750    51.31     4,050       $263,169          N/A             N/A

All employees who are
 not executive officers,
 as a group.............   346,550    38.53       --             --         9,000         584,820

--------
/1/Pursuant to the Plan's automatic, non-discretionary formula, each non-employee director received a nonqualified stock option for 3,750 Shares and 450 Shares of restricted stock on June 1, 2000. Non-employee directors are not eligible to receive performance shares under the Plan.

   Limited Transferability of Awards. Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, participants may, in a manner specified by the Committee, transfer nonqualified stock options by bona fide gift (1) to a member of the participant's immediate family, (2) to a trust or other entity for the sole benefit of the member(s) of the participant's and/or his or her immediate family, (3) to a partnership, limited liability company or other entity whose members are the participant and/or his or her immediate family, or (4) to a tax-qualified charity.

FEDERAL TAX ASPECTS

   The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

   Nonqualified Stock Options. No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

   Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

   Restricted Stock, Performance Units and Performance Shares. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

   Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Amendment and Termination of the Plan

   The Board generally may amend or terminate the Plan at any time and for any reason.

SUMMARY

   We believe strongly that the approval of the amended and restated Equity Incentive Plan is essential to our continued success. Awards such as those provided under the amended and restated Equity Incentive Plan constitute an important incentive for key employees of the Company and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable assets. We strongly believe that the amended and restated Equity Incentive Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE COMPANY'S EQUITY INCENTIVE PLAN.

Other Matters

   The Board of Directors does not know of any matters to be acted upon at the Annual Meeting of Stockholders except as specified in the Notice of Annual Meeting of Stockholders. However, as to any other business that may properly come before the Annual Meeting of Stockholders, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies in consultation with the Board of Directors.

Stockholder Proposals for 2001 Annual Meeting

   Stockholders are entitled to present proposals for action at a forthcoming stockholders' meeting if they comply with the requirements of TPG's Bylaws and the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders intended for presentation at the 2002 Annual Meeting must be received by TPG for inclusion in its Proxy Statement and form of Proxy relating to that meeting by December 24, 2001. Such proposals should be sent in writing by certified mail to the Secretary of TPG at 601 Montgomery Street, San Francisco, California 94111. Faxed proposals will not be accepted.

   Stockholders whose proposals are not included in the Proxy Statement and form of Proxy, but who still intend to submit a proposal at an Annual Meeting, and stockholders who intend to submit nominations for Directors at an Annual Meeting are required to notify TPG of their proposals or nominations and to provide certain other information, in accordance with TPG's Bylaws, not before January 17, 2002, nor later than February 16, 2002, to be timely for consideration at the 2002 Annual Meeting. Such proposals and nominations should be sent in writing by certified mail to TPG's Secretary at 601 Montgomery Street, San Francisco, California 94111. Faxed proposals or nominations will not be accepted.


                                          /s/ Victor J. Bacigalupi

                                          Victor J. Bacigalupi
                                          Executive Vice President,
                                          General Counsel and Secretary

April 23, 2001

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                  APPENDIX A:

                              THE PMI GROUP, INC.

                            Audit Committee Charter

   The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with management's policies and procedures regarding legal and regulatory requirements and (3) the independence of the external auditors and the performance of the Company's internal and external auditors.

   The Audit Committee and its members shall meet the independence, experience and other requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Governance and Nominating Committee.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Audit Committee shall make regular reports to the Board.

   The Audit Committee shall:

 1. Review and reassess the adequacy of this Charter annually, recommend any proposed changes to the Board for approval and publish it in accordance with SEC regulations.

 2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

 3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

 4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings, provided that the Audit Committee can be represented by its Chair.

 5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

 6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

 7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

 8. Review the aggregate annual fees billed by the independent auditor for the most recently completed fiscal year for audit services, financial information systems design and implementation services, and all other services performed by the independent auditor for the Company including audit related services, and approve the fees to be paid to the independent auditor for audit services and each non-audit service that exceeds 10% of the total fees for non-audit and audit services.

 9. Receive periodic reports from the independent auditor regarding the auditor's independence in accordance with applicable standards, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive.

12. Review the significant reports to management prepared by the internal auditors and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Business Ethics Handbook.

16. Discuss with the independent auditor the matters required to be discussed by all relevant Statements on Auditing Standards, including but not limited to Statement on Auditing Standard No. 61, relating to the conduct of the audit.

17. Review with the independent and internal auditors any problems or difficulties such auditors may have encountered and any management or other letter provided by the auditors and the Company's response to that letter. Such review should include:

  a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  b. Any changes required in the planned scope of the audits.

  c. The internal auditor's responsibilities, budget and staffing.

18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Business Ethics Handbook.

20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

22. Meet at least four times annually with agendas for such meetings prepared or approved in advance by the Audit Committee Chair.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's Business Ethics Handbook, or to assure auditor independence.

                                  APPENDIX B:

                              THE PMI GROUP, INC.

                  AMENDED AND RESTATED EQUITY INCENTIVE PLAN

   THE PMI GROUP, INC., having amended and restated The PMI Group, Inc. Equity Incentive Plan (the "Plan") in its entirety most recently effective as of August 16, 1999, and having amended the restated Plan on two subsequent occasions, hereby again amends and restates the Plan in its entirety, effective as of June 1, 2000 (except as otherwise described below), as follows:

                                   SECTION 1
                            BACKGROUND AND PURPOSE

   1.1 Background. The Plan permits the grant of Options, Restricted Stock, Performance Units and Performance Shares. The terms of the Plan, as in effect prior to June 1, 2000, shall govern any outstanding Awards granted prior to June 1, 2000.

   1.2 Purpose of the Plan. The Plan is intended to increase incentives and to encourage Share ownership on the part of eligible employees of the Company and its Affiliates, consultants who provide significant services to the Company and its Affiliates, and directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under Section 162(m) of the Code.

                                   SECTION 2
                                  DEFINITIONS

   The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

   2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

   2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

   2.3 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, Performance Shares or cash.

   2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

   2.5 "Board" means the Board of Directors of the Company.

   2.6 "Change of Control" means:

    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of either (i) the then outstanding Shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the

Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of
Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any beneficial ownership maintained by (but not additional acquisitions by), The Allstate Corporation and its subsidiaries, and their respective successors ("Allstate"), pending such time that Allstate distributes or transfers its current ownership interest in the Outstanding Company Common Stock and Outstanding Company Voting Securities as contemplated by the Prospectus dated April 10, 1995, relating to the initial public offering of the common stock of the Company, or (v) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
(c) of this Section 2.6. Notwithstanding the foregoing, in its sole discretion, the Board may increase the twenty percent (20%) threshold set forth above in this subsection (a) prior to any acquisition of twenty percent (20%) or more beneficial ownership of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, that (i) such increased threshold shall apply only to the acquisition and maintenance of beneficial ownership by any Person eligible to report such beneficial ownership at the time of such acquisition on Schedule 13G under the 1934 Act, and (ii) in the event that any Person initially eligible to so report on Schedule 13G thereafter ceases to be eligible to so report on Schedule 13G, the occurrence of the event causing such Person no longer to be eligible to so report shall be deemed an acquisition by such Person of all of the Outstanding Company Common Stock and Outstanding Company Voting Securities beneficially owned by such Person immediately prior to such occurrence; or

    (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

   Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquires beneficial ownership of twenty percent (20%) or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock as a result of the acquisition of such securities or stock by the Company, which acquisition reduces the number of the Outstanding Company Voting Securities or Outstanding Company Common Stock; provided, that if after such acquisition by the Company such Person (while such Person remains the beneficial owner of twenty percent (20%) or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock) becomes the beneficial owner of additional shares of such Outstanding Company Voting Securities or Outstanding Company Common Stock (as the case may be), a Change of Control shall then occur. Capitalized terms used in this Section 2.6, not otherwise defined, shall have the meaning set forth in the form of change of control employment agreement approved at the February 12, 1998 meeting of the Board.

   2.7 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

   2.8 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall constitute the Committee.

   2.9 "Company" means The PMI Group, Inc., a Delaware corporation, or any successor thereto.

   2.10 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or any of its Affiliates, but who is neither an Employee nor a Director.

   2.11 "Deferred Compensation Account" means an account established in the name of the Participant on the books and records of the Company pursuant to
Section 5.10 or 8.5 (as applicable).

   2.12 "Director" means any individual who is a member of the Board.

   2.13 "Disability" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

   2.14 "Employee" means any employee of the Company or of any Affiliate.

   2.15 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

   2.16 "Fair Market Value" means the arithmetic mean between the highest and lowest per share selling prices of Shares, as quoted in the New York Stock Exchange Composite Transactions Index on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted per share selling prices of Shares on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

   2.17 "Fiscal Year" means the fiscal year of the Company.

   2.18 "Grant Date" means, with respect to a particular Award, the date on which the Award was granted. In the case of Awards granted to Employees and Consultants, the "Grant Date" shall be the date on which the Committee approves the material terms of the Award or such later date as the Committee, in its discretion, may determine.

   2.19 "Incentive Stock Option" means an option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

   2.20 "Non-employee Director" means a Director who is not an Employee.

   2.21 "Nonqualified Stock Option" means an option to purchase Shares that is not intended to be an Incentive Stock Option.

   2.22 "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

   2.23 "Participant" means an Employee, Consultant or Non-employee Director who has an outstanding Award.

   2.24 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Operating Earnings Per Share, (b) Earnings Per Share, (c) Expense Ratio, (d) Loss Ratio,
(e) Market Share, (f) Net Income, (g) Net Operating Income Earnings Per Share,
(h) Net Operating Income Per Share, (i) New Insurance Written, (j) Price to Earnings Ratio, (k) Return on Average Equity, (l) Risk in Force, and (m) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured in absolute terms or as compared to another company or companies. Any criteria used may be measured against the performance of the Company as a whole or a segment of the Company.

   2.25 "Performance Period" means any period of not less than twelve consecutive calendar months, as determined by the Committee, in its sole discretion.

   2.26 "Performance Share" means an Award granted to a Participant pursuant to Section 7.

   2.27 "Performance Unit" means an Award granted to a Participant pursuant to
Section 7.

   2.28 "Period of Restriction" means the period during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

   2.29 "Plan" means The PMI Group, Inc. Amended and Restated Equity Incentive Plan, as set forth in this instrument and as heretofore or hereafter amended from time to time.

   2.30 "Restricted Stock" means an Award granted to a Participant pursuant to
Section 6.

   2.31 "Retirement" means, in the case of an Employee: (a) a Termination of Service occurring on or after age sixty-five (65), (b) a Termination of Service at or after age fifty-five (55) with at least ten (10) Years of Vesting Service (as defined in The PMI Group, Inc. Retirement Plan, as amended), or (c) a Termination of Service approved by the Company as an early retirement; provided that in the case of a Section 16 Person, such early retirement must be approved by the Committee. In the case of a Consultant, no Termination of Service shall be deemed to be on account of "Retirement."

   2.32 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

   2.33 "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

   2.34 "Shares" means shares of the Company's common stock, $.01 par value.

   2.35 "Stock Unit" means a bookkeeping entry initially representing an amount equivalent to the Fair Market Value of one Share covered by the exercise of an Option in respect of which the Participant has made a deferral election pursuant to Section 5.10 or 8.5 (as applicable). Stock Units represent an unfunded and unsecured obligation of the Company.

   2.36 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   2.37 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate, and (c) in the case of a Non-employee Director, a cessation of the Director's service on the Board for any reason, including, but no by way of limitation, a termination by resignation, death, Disability or retirement.

                                   SECTION 3
                                ADMINISTRATION

   3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of two (2) or more Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, and (b) an "outside director" under Section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

   3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Non-employee Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and
(f) interpret, amend or revoke any such rules. Except as provided in Section 4.3, after an Award has been granted, the Committee shall not reduce the Exercise Price of the Award (or cancel the Award and grant a substitute Award having a lower Exercise Price).

   3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or
(b) with respect to Awards which are intended to qualify as performance-based compensation under Section 162(m) of the Code.

   3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate thereof, pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                          SHARES SUBJECT TO THE PLAN

   4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan is 8,000,000. Notwithstanding the preceding sentence, the aggregate number of Shares subject to Awards of Restricted Stock granted under the Plan shall not exceed 135,000 and the aggregate number of Shares subject to Awards of Performance Units and Performance Shares granted under the Plan shall not exceed 135,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

   4.2 Lapsed Awards. If an Award (or an Award under the Company's Stock Plan for Non-Employee Directors (the "Director Plan")) is settled in cash, or terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, if any Shares are tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the exercise of an Option or in satisfaction of a tax withholding obligation pursuant to an Award, only the net Shares issued shall be deemed delivered for purposes of determining the maximum number of Shares that may be delivered under Section 4.1.

   4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Section 5.1, 6.1, 7.1, 8.1 and 9.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5
                                 STOCK OPTIONS

   5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 300,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

   5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement (satisfactory to the Committee) that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

   5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price of each Option shall be determined by the Committee in its sole discretion.

     5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

     5.3.3 Substitute Options. Notwithstanding the provisions of Sections
5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.

   5.4 Expiration of Options.

     5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

       (a) The expiration of ten (10) years from the Grant Date; or

       (b) The expiration of one (1) year from the date of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement; or

       (c) The expiration of three (3) years from the date of the Participant's Termination of Service by reason of Disability; or

       (d) The expiration of three (3) years from the date of the Participant's Retirement (subject to Section 5.9.2 regarding Incentive Stock Options); or

       (e) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

     5.4.2 Death of Participant. Notwithstanding the provisions of Section 5.4.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

     5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.9.4 regarding Incentive Stock Options).

   5.5 Exercisability of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     5.5.1 Special Rule for Retirement, Death and Disability. Notwithstanding any contrary provision of the Plan, the right to exercise each Option shall accrue as to one hundred percent (100%) of the Shares subject to such Option upon the Participant's Termination of Service due to Retirement, death or Disability.

     5.5.2 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, the right to exercise each Option then outstanding shall accrue as to one hundred percent (100%) of the Shares subject to such Option. Notwithstanding the preceding sentence, if the Committee determines that the acceleration of the vesting of Options following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such accelerated vesting) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such accelerated vesting shall occur.

   5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise (satisfactory to the Committee) to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares to be purchased.

   Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

   Subject to the provisions of Section 5.10, as soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

   5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

   5.8 Certain Additional Provisions for Incentive Stock Options.

     5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

     5.8.2 Termination of Service. If any portion of an Incentive Stock Option is exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits a later exercise), the portion so exercised shall be deemed a Nonqualified Stock Option. No Incentive Stock Option may be exercised more than one (1) year after the Participant's Termination of Service by reason of Disability, unless (i) the Participant dies during such one-year period, and (ii) the Award Agreement or the Committee permit later exercise).

     5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

     5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

   5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

   5.10 Deferral of Option Proceeds.

     5.10.1 Election to Defer Option Proceeds. Notwithstanding any contrary provision of the Plan, a Participant who is eligible to defer income under the Company's Officer Deferred Compensation Plan may elect, at the discretion of, and in accordance with rules which may be established by, the Committee, to defer delivery of the proceeds of exercise of an Option which is exercised by means of an exchange of Shares as described in

Section 5.6(a), provided that the Shares tendered or applied in exercise of such Option shall have been held by the Participant for at least six (6) months prior to such exercise. A Participant's election as provided in the preceding sentence shall be irrevocable. Notwithstanding any other provision of this Section 5.10, a deferral election made by a Participant pursuant to this Section 5.10.1 shall be void and shall not be given effect unless (i) the Participant's deferral election is made at least six (6) full calendar months prior to the calendar month in which the Option otherwise would expire, (ii) the Participant's deferral election is made at least six (6) full calendar months prior to the calendar month in which the Option is exercised, and (iii) the Participant is employed by or is rendering services to the Company or any of its Subsidiaries on the date of exercise of the Option. For purposes of either or both of clauses (i) or (ii) of the preceding sentence, rules established by the Committee may require an election earlier than the six (6) calendar month period described therein. Upon exercise of an Option to which a deferral election applies, the Shares covered by such exercise shall not be issued or transferred to the Participant, and instead, a number of Stock Units equal to the number of Shares covered by such exercise and in respect of which the Participant has made a deferral election, shall be credited to a Deferred Option Compensation Account at the date of exercise. A separate Deferred Option Compensation Account shall be maintained with respect to each Participant and to each effective deferral election.

     5.10.2 Form and Timing of Payment. Payment of Stock Units shall be made by issuance of Shares on such date or dates or upon the occurrence of such event or events as the Committee may authorize the Participant to designate at the time a deferral election under Section 5.10.1 is made, provided, however, that in no event shall payment occur more than sixty (60) days after a Participant's Termination of Service for any reason. The number of Shares to be so distributed may be increased by dividend equivalents, which may be valued as if reinvested in Shares. Until payment of a Stock Unit is made, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to Section 4.3.

     5.10.3 Provisions of the Officer Deferred Compensation Plan May
Govern. To the extent determined by the Committee, any amount deferred under this Section 5.10, and any Deferred Option Compensation Account, may be treated and held as a portion of the Company's Officer Deferred Compensation Plan, in which event the provisions of such plan shall govern the operation and administration of amounts deferred under this Section 5.10 and credited to Deferred Option Compensation Accounts.

                                   SECTION 6
                               RESTRICTED STOCK

   6.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 15,000 Shares of Restricted Stock.

   6.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

   6.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

   6.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6.4.

     6.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

     6.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

     6.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

   "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in The PMI Group, Inc. Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of The PMI Group, Inc."

   6.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     6.5.1 Special Rule for Retirement, Death and Disability. Notwithstanding any contrary provision of the Plan, one hundred percent (100%) of any outstanding Shares of Restricted Stock shall be one hundred percent (100%) vested in the Participant upon the Participant's Termination of Service due to Retirement, death or Disability.

     6.5.2 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, one hundred percent (100%) of any outstanding Shares of Restricted Stock shall be one hundred percent (100%) vested in the Participant. Notwithstanding the preceding provisions of this Section 6.5.2, if the Committee determines that the acceleration of vesting of Restricted Stock following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such accelerated vesting) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such accelerated vesting shall occur.

   6.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

   6.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

   6.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 7
                   PERFORMANCE UNITS AND PERFORMANCE SHARES

   7.1 Grant of Performance Units and Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year no more than 15,000 Performance Units or Performance Shares may be granted to any Participant.

   7.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

   7.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period." Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     7.3.1 General Performance Objectives. The Committee may set performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

     7.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Shares as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

   7.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award, except with respect to Awards which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

     7.4.1 Special Rule for Retirement, Death and Disability. Notwithstanding any contrary provision of the Plan, upon the Participant's Termination of Service due to Retirement, death or Disability, one hundred percent (100%) of any outstanding Performance Units or Shares shall be deemed to be earned and shall be immediately payable to the Participant, or, in cases where a Participant has received a target award of Performance Units or Shares, one hundred percent (100%) of the target amount shall vest.

     7.4.2 Special Rule for Change of Control. Notwithstanding any contrary provision of the Plan, immediately upon the occurrence of a Change of Control that occurs prior to a Participant's Termination of Service, one hundred percent (100%) of any outstanding Performance Units or Shares shall be deemed to be earned and shall be immediately payable to the Participant, or, in cases where a Participant has received a target award of Performance Units or Shares, one hundred percent (100%) of the target amount shall vest. Notwithstanding the preceding provisions of this Section 7.4.2, if the Committee determines that the acceleration of vesting of Performance Units or Shares following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such accelerated vesting) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such accelerated vesting shall occur.

   7.5 Form and Timing of Payment. Subject to Section 7.5.1, payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof. In addition, the Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under this
Section 7.5. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

   7.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                   SECTION 8
                         NON-EMPLOYEE DIRECTOR OPTIONS

   The provisions of this Section 8 are applicable only to Nonqualified Stock Options granted to Non-employee Directors. The provisions of Section 5 are applicable to Options granted to Employees and Consultants (and to the extent provided in Section 8.3, to Non-employee Directors).

   8.1 Grant of Options.

     8.1.1 Initial Grants. Each individual who first becomes a Non-employee Director on or after June 1, 2000, automatically shall receive, as of the date that he or she first is appointed or elected as a Non-employee Director (the "Initial Grant Date"), an Option to purchase 6,000 Shares.

     8.1.2 Ongoing Grants. Each Non-employee Director who either (a) has received an initial grant of an Option to purchase 6,000 Shares pursuant to
Section 8.1.1, or (b) was a participant in the Director Plan (as defined in Section 4.1) on May 31, 2000, automatically shall receive, as of the first business day of each June thereafter (the "Subsequent Grant Date"), an Option to purchase 3,750 Shares, provided that he or she both (i) is a Non-employee Director on the Subsequent Grant Date, and (ii) has served as a Non-employee Director for the entire period since the last Grant Date under this Plan or the Director Plan (as applicable).


   8.2 Terms of Options.

     8.2.1 Award Agreement. Each Option granted pursuant to this Section 8 shall be evidenced by an Award Agreement (satisfactory to the Committee), which shall be executed by the Participant and the Company.

     8.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 8 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

     8.2.3 Exercisability.

       (a) Each Option granted pursuant to Section 8.1.1 shall become exercisable as to 2,000 Shares on the first anniversary of the Grant Date, as to an additional 2,000 Shares on the second anniversary of the Grant Date, and as to the remaining 2,000 Shares on the third anniversary of the Grant Date.

       (b) Each Option granted pursuant to Section 8.1.2 shall become exercisable as to one hundred percent (100%) of the Shares subject to such Option on the first anniversary of the Grant Date.

   Notwithstanding the foregoing, once a Participant ceases to be a Director, his or her Options which are not then exercisable shall never become exercisable and shall be immediately forfeited, except to the limited extent provided in Sections 8.2.5 and 8.2.6.

     8.2.4 Expiration Dates. Each Option granted pursuant to this Section 8 shall terminate upon the first to occur of the following events:

       (a) The expiration of ten (10) years from the Grant Date; or

       (b) The expiration of three (3) months from the date of the Participant's Termination of Service prior to age seventy (70) for any reason other than the Participant's death or Disability, provided that the Committee, in its discretion, may extend such three-month period to a maximum of ten (10) years; or

       (c) The expiration of two (2) years from the date of the Participant's Termination of Service by reason of Disability; or

       (d) The expiration of five (5) years from the date of the Participant's Termination of Service at or after age seventy (70) for any reason other than the Participant's death or Disability; or

       (e) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

     8.2.5 Death of Participant. Notwithstanding the provisions of Section 8.2.4, if a Participant dies prior to the expiration of his or her Options in accordance with Section 8.2.4, then his or her Options that are then exercisable shall terminate two (2) years after the date of death.

     8.2.6 Special Rule for Retirement, Death, Disability, Resignation and Non-Reelection. Notwithstanding any contrary Plan provision, the right to exercise each Option granted pursuant to this Section 8 shall accrue as to one hundred percent (100%) of the Shares subject to such Option upon the Participant's death, Disability, retirement, resignation or non-reelection to the Board.

   8.3 Other Terms. All provisions of the Plan not inconsistent with this
Section 8 shall apply to Options granted to Non-employee Directors.

   8.4 Not Incentive Stock Options. Options granted pursuant to this Section 8 shall not be designated as Incentive Stock Options.

   8.5 Deferral of Option Proceeds.

     8.5.1 Election to Defer Option Proceeds. Notwithstanding any contrary provision of the Plan, a Participant who is eligible to defer income under the Company's Directors' Deferred Compensation Plan may elect, at the discretion of, and in accordance with rules which may be established by the Committee, to defer delivery of the proceeds of exercise of an Option which is exercised by means of an exchange of Shares as described in Section 5.6(a), provided that the Shares tendered or applied in exercise of such Option shall have been held by the Participant for at least six (6) months prior to such exercise. A Participant's election as provided in the preceding sentence shall be irrevocable. Notwithstanding any other provision of this Section 8.5 to the contrary, a deferral election made by a Participant pursuant to this Section
8.5 shall be void and shall not be given effect unless (i) the Participant's deferral election is made at least six (6) full calendar months prior to the calendar month in which the Option otherwise would expire, (ii) the Participant's deferral election is made at least six (6) full calendar months prior to the calendar month in which the Option is exercised, and (iii) the Participant is serving as a Non-employee Director on the date of exercise of the Option. For purposes of either or both of clauses (i) or (ii) of the preceding sentence, rules established by the Committee may require an election earlier than the six (6) calendar month period described therein. Upon exercise of an Option to which a deferral election applies, the Shares covered by such exercise shall not be issued or transferred to the Participant, and instead, a number of Stock Units equal to the number of Shares covered by such exercise and in respect of which the Participant has made a deferral election, shall be credited to a Deferred Option Compensation Account at the date of exercise. A separate Deferred Option Compensation Account shall be maintained with respect to each Participant and to each effective deferral election.

     8.5.2 Form and Timing of Payment. Payment of Stock Units shall be made by issuance of Shares on such date or dates or upon the occurrence of such event or events as the Committee may authorize the Participant to designate at the time a deferral election under Section 8.5.1 is made, provided, however, that in no event shall payment occur more than sixty (60) days after a Participant's Termination of Service for any reason. The number of Shares to be so distributed may be increased by dividend equivalents, which may be valued as if reinvested in Shares. Until payment of a Stock Unit is made, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to Section 4.3.

     8.5.3 Provisions of the Directors' Deferred Compensation Plan May
Govern. To the extent determined by the Committee, any amount deferred under this Section 8.5, and any Deferred Option Compensation Account, may be treated and held as a portion of the Company's Directors' Deferred Compensation Plan, in which event the provisions of such plan shall govern the operation and administration of amounts deferred under this Section 8.5 and credited to Deferred Option Compensation Accounts.

                                   SECTION 9
                    NON-EMPLOYEE DIRECTOR RESTRICTED STOCK

   9.1 Grant of Restricted Stock. Each Non-employee Director automatically shall receive (a) as of his or her Initial Grant Date (as defined in Section 8.1.1), an Award of 37.5 Shares of Restricted Stock for each full month of service on the Board until the next Grant Date, and (b) as of each Subsequent Grant Date (as defined in Section 8.1.2), an Award of 450 Shares of Restricted Stock, provided that he or she is a Non-employee Director on each such Grant Date. Notwithstanding the foregoing, the number of Shares granted to any Non-employee Director on any Grant Date shall be reduced if and as necessary so that the Fair Market Value of the Shares does not exceed $30,000 on the Grant Date. A Non-employee Director who joins the Board on or before the 15th day of the month will receive credit for service for the full month.

   9.2 Restricted Stock Escrow. Except as provided in this Section 9, Shares of Restricted Stock shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by the Participant until six (6) months after the applicable Grant Date. Unless the Committee determines otherwise, Shares of Restricted Stock shall be either (a) held by the Company as escrow agent until such six-month period expires, or (b) affixed with an appropriate legend restricting the sale transfer pledge, assignment or other alienation or hypothecation of such Shares by the Participant until the expiration of the six month period.

   9.3 Voting and Other Rights. After Shares of Restricted Stock have been granted, the Participant may exercise full voting rights with respect to such Shares. A Participant shall be entitled to receive all dividends and other distributions paid in Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability that are provided in Section 9.2.

   9.4 Cash Payment for Income Taxes. As soon as practicable after each Grant Date, the Company shall pay to each Non-employee Director, in cash or its equivalent, an amount equal to the expected increase in his or her federal state and local income tax liability due to the Shares granted to the Participant on such Grant date. The formula for determining each such cash payment shall be adopted by the Committee (in it discretion) from time to time, but in each case shall assume that the maximum prevailing income tax rates apply to the Participant.

                                  SECTION 10
                                 MISCELLANEOUS

   10.1 Deferred Option Compensation Accounts.

     10.1.1 Participants Remain Unsecured Creditors. Participants have the status of general unsecured creditors of the Company with respect to their Deferred Option Compensation Accounts (if any), and such accounts constitute a mere promise by the Company to make payments with respect thereto.

     10.1.2 Nontransferability of Deferred Option Compensation Accounts. A Participant's right to benefit payments with respect to their Deferred Option Compensation Accounts (if any) may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished by creditors of the Participant or the Participant's beneficiary and any attempt to do so shall be void and shall not be given effect.

   10.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, the transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment or service with the Company and its Affiliates is on an at-will basis only.

   10.3 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive any future Award.

   10.4 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

   10.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

   10.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

   10.7 Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Committee, transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to
(a) a member of the Participant's immediate family, (b) a trust or other entity for the exclusive benefit of the Participant and/or a member or members of the Participant's immediate family, (c) a partnership, limited liability company or other entity whose only partners or members are the Participant and/or a member or members of the Participant's immediate family, or (d) a tax-qualified, not for profit organization.

   10.8 No Rights as Stockholder. Except to the limited extent provided in Sections 6.6, 6.7, and 9.3, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

   10.9 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

   10.10 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount so withheld shall not exceed the amount determined by using the minimum federal, state, local or foreign jurisdiction statutory withholding rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                  SECTION 11
                      AMENDMENT, TERMINATION AND DURATION

   11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

   11.2 Duration of the Plan. The Plan shall become effective as of the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after May 31, 2010.

                                  SECTION 12
                              LEGAL CONSTRUCTION

   12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   12.4 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

   12.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

   IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed the Plan on the date indicated below.

                                          THE PMI GROUP, INC.

                                          By: _________________________________
                                          Name:
                                          Title:

Dated:           , 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                    PROXY BY MAIL                                                 Please mark
                                                                                                                  your votes
  The Board of Directors recommends a vote FOR Items 1, 2 and 3. Unless contrary Instructions are given below,     like this   [X]
  this proxy will be voted in accordance with the recommendations of the Board of Directors. The proxyholder may vote according to its discretion on any other matter that may properly come before the meeting.

  ITEM 1-ELECTION OF DIRECTORS
  Nominees:
                                                              WITHHELD
                                                         FOR  FOR ALL                                            FOR AGAINST ABSTAIN
  01 Mariann Byerwalter      07 Raymond L. Ocampo Jr.    [_]    [_]       Item 2-Ratification of appointment of  [_]   [_]     [_]
  02 Dr. James C. Castle     08 John D. Roach                             independent auditors
  03 Donald C. Clark         09 Dr. Kenneth T. Rosen
  04 W. Roger Haughton       10 Richard L. Thomas                         Item 3-Approval of the amendment and   [_]   [_]     [_]
  05 Wayne E. Hedien         11 Mary Lee Widener                          restatement of TPG's Equity Incentive
  06 Louis G. Lower II       12 Ronald H. Zech                            Plan

  INSTRUCTION: To withhold authority to vote for any individual                                                        YES     NO
  nominee, write the nominee's name in the space provided below                               I PLAN TO ATTEND THE     [_]     [_]
                                                                                              MEETING
  Withhold Authority For: _____________________________________
  _____________________________________________________________

  -----------------------------------------------------------------------------------  -------------------------------------------

                                                                                                     COMPANY NUMBER:

                                                                                                      PROXY NUMBER:

                                                                                                     ACCOUNT NUMBER:

  -----------------------------------------------------------------------------------  -------------------------------------------

  Signature ____________________________________________ Signature _______________________________________ Date _____________
  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------------------------------------------------------------------------------
                                        * FOLD AND DETACH HERE AND READ THE REVERSE SIDE *


                                                           VOTE BY PHONE
                                                     QUICK***EASY***IMMEDIATE

                                                        THE PMI GROUP, INC.

  [_] You can now vote for your shares electronically through the telephone.
  [_] This eliminates the need to return the proxy card.
  [_] Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


  TO VOTE YOUR PROXY BY MAIL
  --------------------------

  Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

  TO VOTE YOUR PROXY BY PHONE
  ---------------------------
  1-800-293-8533

  Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                                           PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                           --------------------------------------------
                                                          ELECTRONICALLY
                                                          --------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 PROXY BY MAIL
The Board of Directors recommends a vote FOR Items 1, 2 and 3. Unless contrary            Please mark
instructions are given below, this proxy will be voted in accordance with the              your votes  [x]
recommendations of the Board of Directors. The proxyholder may vote according to           like this
its discretion on any other matter that may properly come before the meeting.

ITEM 1-ELECTION OF DIRECTORS
Nominees:

                                                              WITHHELD
                                                        FOR   FOR ALL                                           FOR  AGAINST ABSTAIN
01 Mariann Byerwalter      07 Raymond L. Ocampo Jr.     [_]   [_]       Item 2-Ratification of appointment of   [_]     [_]    [_]
02 Dr. James C. Castle     08 John D. Roach                             independent auditors
03 Donald C. Clark         09 Dr. Kenneth T. Rosen
04 W. Roger Haughton       10 Richard L. Thomas                         Item 3-Approval of the amendment and    [_]     [_]    [_]
05 Wayne E. Hedien         11 Mary Lee Widener                          restatement of TPG's Equity Incentive
06 Louis G. Lower II       12 Ronald H. Zech                            Plan
                                                                                                                        YES    NO

INSTRUCTION: To withhold authority to vote for any individual nominee,           I PLAN TO ATTEND THE MEETING           [_]    [_]
write the nominee's name in the space provided below

Withhold Authority For: _____________________________________________

_____________________________________________________________________
------------------------------------------------------------------------------    -------------------------------------------------

                                                                                                    COMPANY NUMBER:

                                                                                                    PROXY NUMBER:

                                                                                                    ACCOUNT NUMBER:
------------------------------------------------------------------------------    -------------------------------------------------


Signature ________________________________________________ Signature ____________________________________________ Date _____________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.
-----------------------------------------------------------------------------------------------------------------------------------

              . FOLD AND DETACH HERE AND READ THE REVERSE SIDE .

                                 VOTE BY PHONE
                           QUICK ***EASY***IMMEDIATE

                              THE PMI GROUP, INC.

 . You can now vote your shares electronically through the telephone.

------------------------------------------------------------------------------------------------------------------------------------
                                                           PROXY BY MAIL
                                                                                                                     Please mark [X]
                                                                                                                      your vote
                                                                                                                      like this
The Board of Directors recommends a vote FOR Items 1, 2, and 3.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED HEREON, BUT IF NO SPECIFICATION IS MADE, THE TRUSTEE
WILL VOTE ALL OF THE SHARES FOR WHICH YOU ARE ENTITLED TO PROVIDE INSTRUCTION IN THE SAME PROPORTION AS SHARES FOR
WHICH INSTRUCTIONS ARE RECEIVED. THE TRUSTEE MAY VOTE ACCORDING TO ITS DISCRETION ON ANY OTHER MATTER THAT MAY
PROPERLY COME BEFORE THE MEETING.

ITEM 1-ELECTION OF DIRECTORS
Nominees:
                                                            WITHHELD
                                                      FOR   FOR ALL                                          FOR   AGAINST  ABSTAIN
01 Mariann Byerwalter      07 Raymond L. Ocampo Jr.   [_]    [_]      Item 2-Ratification of appointment of  [_]     [_]      [_]
02 Dr. James C. Castle     08 John D. Roach                           independent auditors
03 Donald C. Clark         09 Dr. Kenneth T. Rosen
04 W. Roger Haughton       10 Richard L. Thomas                       Item 3-Approval of the amendment and   [_]     [_]      [_]
05 Wayne E. Hedien         11 Mary Lee Widener                        restatement of TPG's Equity Incentive
06 Louis G. Lower II       12 Ronald H. Zech                          Plan
                                                                                                                     YES       NO
INSTRUCTION: To withhold authority to vote for any individual nominee, write the              I PLAN TO ATTEND THE   [_]      [_]
nominee's name in the space provided below                                                    MEETING

Withhold Authority For: ___________________________

___________________________________________________

-----------------------------------------------------------------------------------   ----------------------------------------------
                                                                                                   COMPANY NUMBER:

                                                                                                    PROXY NUMBER:

                                                                                                   ACCOUNT NUMBER:
-----------------------------------------------------------------------------------   ----------------------------------------------

Signature ______________________________________ Signature _________________________________________________ Date _________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------
                                         . FOLD AND DETACH HERE AND READ THE REVERSE SIDE .

                                                           VOTE BY PHONE
                                                     QUICK***EASY***IMMEDIATE

                                                        THE PMI GROUP, INC.

 . You can now vote your shares electronically through the telephone.
 . This eliminates the need to return the proxy card.
 . Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY MAIL
--------------------------
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
----------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                                    PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY
                                    -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PROXY BY MAIL
                                                                                                                     Please mark [X]
                                                                                                                      your vote
                                                                                                                      like this
The Board of Directors recommends a vote FOR Items 1, 2, and 3.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED HEREON, BUT IF NO SPECIFICATION IS MADE, THE TRUSTEE
WILL VOTE ALL OF THE SHARES FOR WHICH YOU ARE ENTITLED TO PROVIDE INSTRUCTION IN THE SAME PROPORTION AS SHARES FOR
WHICH INSTRUCTIONS ARE RECEIVED. THE TRUSTEE MAY VOTE ACCORDING TO ITS DISCRETION ON ANY OTHER MATTER THAT MAY
PROPERLY COME BEFORE THE MEETING.

ITEM 1-ELECTION OF DIRECTORS
Nominees:
                                                            WITHHELD
                                                      FOR   FOR ALL                                          FOR   AGAINST  ABSTAIN
01 Mariann Byerwalter      07 Raymond L. Ocampo Jr.   [_]    [_]      Item 2-Ratification of appointment of  [_]     [_]      [_]
02 Dr. James C. Castle     08 John D. Roach                           independent auditors
03 Donald C. Clark         09 Dr. Kenneth T. Rosen
04 W. Roger Haughton       10 Richard L. Thomas                       Item 3-Approval of the amendment and   [_]     [_]      [_]
05 Wayne E. Hedien         11 Mary Lee Widener                        restatement of TPG's Equity Incentive
06 Louis G. Lower II       12 Ronald H. Zech                          Plan
                                                                                                                     YES       NO
INSTRUCTION: To withhold authority to vote for any individual nominee, write the              I PLAN TO ATTEND THE   [_]      [_]
nominee's name in the space provided below                                                    MEETING

Withhold Authority For: ___________________________

___________________________________________________

-----------------------------------------------------------------------------------    -------------------------------------------
                                                                                                   COMPANY NUMBER:

                                                                                                    PROXY NUMBER:

                                                                                                   ACCOUNT NUMBER:
-----------------------------------------------------------------------------------   ---------------------------------------------

Signature ______________________________________ Signature _________________________________________________ Date _________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------
                                         . FOLD AND DETACH HERE AND READ THE REVERSE SIDE .

                                                           VOTE BY PHONE
                                                     QUICK***EASY***IMMEDIATE

                                                        THE PMI GROUP, INC.

 .  You can now vote your shares electronically through the telephone.